As filed with the Securities and Exchange Commission on March 22, 2000

Securities Act File No. 333-95483 Investment Company Act File No. 811-5576

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] [ ]	Pre-Effective Amendment No. 1 Post-Effective Amendment No. (Check appropriate box or boxes)

Merrill Lynch Global Allocation Fund, Inc. (Exact Name of Registrant as Specified in Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn
Merrill Lynch Global Allocation Fund, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address:
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

FRANK P. BRUNO, ESQ. Brown & Wood LLP One World Trade Center New York, New York 10048-0557	MICHAEL J. HENNEWINKEL, ESQ. Merrill Lynch Asset Management 800 Scudders Mill Road Plainsboro, NJ 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Common Stock, Par Value $.10 per share. No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH ASSET GROWTH FUND, INC. MERRILL LYNCH ASSET INCOME FUND, INC. THE GLOBAL OPPORTUNITY PORTFOLIO OF MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

YOUR VOTE IS VERY IMPORTANT

TO ALL STOCKHOLDERS:

The Boards of Directors of Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., and The Global Opportunity Portfolio of Merrill Lynch Asset Builder Program, Inc. have approved a reorganization agreement and are seeking your vote on this important transaction.

If the reorganization is approved by your Fund, Merrill Lynch Global Allocation Fund, Inc. will acquire your Fund and you will become a stockholder of Global Allocation. You will own the same class of shares as you currently own.

The reorganization cannot be completed as to any Fund unless the stockholders of that Fund approve the agreement and plan of reorganization. The reorganization will be considered at the special meeting of your Fund called for the purpose of voting on this matter. YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend this meeting, let me urge you to please take the time to vote by completing and mailing the enclosed proxy card today. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

The meetings will take place on April 26, 2000 at the Offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at the following times:

For stockholders of Merrill Lynch Asset Growth Fund, Inc. 9:45 a.m.

For stockholders of Merrill Lynch Asset Income Fund, Inc. 9:15 a.m.

For stockholders of The Global Opportunity Portfolio of Merrill Lynch Asset Builder Program, Inc. 10:15 a.m.

The Securities and Exchange Commission has not approved or disapproved the Global Allocation common stock to be issued under this joint proxy statement and prospectus nor passed upon the accuracy or adequacy of this joint proxy statement and prospectus.
Any representation to the contrary is a criminal offense.

See “Risk Factors and Special Considerations” starting on page 12 for a description of certain material risks and uncertainties that you should consider in determining whether to approve the reorganization.

The Joint Proxy Statement and Prospectus provides you with detailed information about the proposed reorganization. In addition, you may obtain information about your Fund and about Global Allocation from documents that have been filed with the SEC. We encourage you to read the entire document carefully.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Shareholder Communications Corporation at 1-800-876-9299.

TERRY K. GLENN President, Merrill Lynch Asset Growth Fund, Inc. President, Merrill Lynch Asset Income Fund, Inc. President, Merrill Lynch Asset Builder Program, Inc.

Joint Proxy Statement and Prospectus dated March 22, 2000 and first mailed to stockholders on March 24, 2000

MERRILL LYNCH ASSET GROWTH FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on April 26, 2000

TO THE STOCKHOLDERS OF MERRILL LYNCH ASSET GROWTH FUND, INC.

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Merrill Lynch Asset Growth Fund, Inc. (“Asset Growth”) will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26, 2000 at 9:45 a.m. Eastern Time for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Asset Growth by Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation”), in exchange solely for an equal aggregate value of shares of Global Allocation and the distribution by Asset Growth of such shares of Global Allocation to stockholders of Asset Growth. A vote in favor of this proposal will also constitute a vote in favor of the deregistration and dissolution of Asset Growth.

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Asset Growth has fixed the close of business on March 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of stockholders of Asset Growth entitled to vote at the Meeting will be available and open to the examination of any stockholders of Asset Growth for any purpose germane to the Meeting during ordinary business hours from and after April 12, 2000 at the offices of Asset Growth, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy card is being solicited on behalf of the Board of Directors of Asset Growth.

By Order of the Board of Directors,

BARBARA G. FRASER Secretary Merrill Lynch Asset Growth Fund, Inc.

Plainsboro, New Jersey Dated: March 22, 2000

MERRILL LYNCH ASSET INCOME FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on April 26, 2000

TO THE STOCKHOLDERS OF MERRILL LYNCH ASSET INCOME FUND, INC.

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Merrill Lynch Asset Income Fund, Inc. (“Asset Income”) will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26, 2000 at 9:15 a.m. Eastern Time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Asset Income by Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation”) in exchange solely for an equal aggregate value of shares of Global Allocation and the distribution by Asset Income of such shares of Global Allocation to stockholders of Asset Income. A vote in favor of this proposal will also constitute a vote in favor of the deregistration and dissolution of Asset Income.

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Asset Income has fixed the close of business on March 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the stockholders of Asset Income entitled to vote at the Meeting will be available and open to the examination of any stockholders of Asset Income for any purpose germane to the Meeting during ordinary business hours from and after April 12, 2000 at the offices of Asset Income, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Asset Income.

By Order of the Board of Directors,

BARBARA G. FRASER Secretary Merrill Lynch Asset Income Fund, Inc.

Plainsboro, New Jersey Dated: March 22, 2000

THE GLOBAL OPPORTUNITY PORTFOLIO OF MERRILL LYNCH ASSET BUILDER PROGRAM, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on April 26, 2000

TO THE STOCKHOLDERS OF MERRILL LYNCH ASSET BUILDER PROGRAM, INC. holding shares of The Global Opportunity Portfolio

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of the Global Opportunity Portfolio (“Global Opportunity”) of Merrill Lynch Asset Builder Program, Inc. (“Asset Builder”), will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26, 2000 at 10:15 a.m. Eastern Time for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Global Opportunity by Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation”) in exchange solely for an equal aggregate value of shares of Global Allocation and the distribution by Global Opportunity of such shares of Global Allocation to stockholders of Global Opportunity. A vote in favor of this proposal will also constitute a vote in favor of the termination by Asset Builder of Global Opportunity as a series of Asset Builder.

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Asset Builder has fixed the close of business on March 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the stockholders of Global Opportunity entitled to vote at the Meeting will be available and open to the examination of any stockholders of Global Opportunity, for any purpose germane to the Meeting during ordinary business hours from and after April 12, 2000 at the offices of Asset Builder, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Asset Builder.

By Order of the Board of Directors,

BARBARA G. FRASER Secretary Merrill Lynch Asset Builder Program, Inc.

Plainsboro, New Jersey Dated: March 22, 2000

JOINT PROXY STATEMENT OF
MERRILL LYNCH ASSET GROWTH FUND, INC.
MERRILL LYNCH ASSET INCOME FUND, INC. AND
THE GLOBAL OPPORTUNITY PORTFOLIO
OF MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
FOR USE AT SPECIAL MEETINGS OF STOCKHOLDERS

PROSPECTUS OF MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

This Joint Proxy Statement and Prospectus is furnished to you because you are a stockholder of

Merrill Lynch Asset Growth Fund, Inc. (“Asset Growth”)

Merrill Lynch Asset Income Fund, Inc. (“Asset Income”) or

The Global Opportunity Portfolio, a portfolio of Merrill Lynch Asset Builder Program, Inc. (“Global Opportunity”)

Asset Growth, Asset Income and Global Opportunity will sometimes be referred to in this Proxy Statement and Prospectus as the “Acquired Funds” or as an “Acquired Fund,” as the context requires.

 The stockholders of each Acquired Fund are being asked to consider having their Fund acquired by Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation”) in exchange for shares of Global Allocation. This transaction will be referred to in this Proxy Statement and Prospectus as the “Reorganization.” If the Reorganization is approved by the stockholders of any Acquired Fund, that Acquired Fund will be acquired by Global Allocation whether or not any other Acquired Fund approves the transaction.

Special Meetings of Stockholders of Asset Growth, Asset Income and Global Opportunity will be held on April 26, 2000 for this purpose (the “Meetings”).

This Joint Proxy Statement and Prospectus sets forth concisely the information about Global Allocation that stockholders of the Acquired Funds should know before considering the Reorganization and should be retained for future reference. The Acquired Funds have authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

A statement of additional information relating to the Reorganization (the “Reorganization Statement of Additional Information”) is on file with the Commission. It is available from Global Allocation without charge, upon oral request by calling 1-800-456-4587, ext. 123, or upon written request by writing Global Allocation at its principal executive offices. The Reorganization Statement of Additional Information, dated March 22, 2000 is incorporated by reference into this Joint Proxy Statement and Prospectus.

Global Allocation is a non-diversified open-end management investment company. The investment objective of Global Allocation is to provide stockholders with high total investment return through a fully managed investment policy utilizing United States and foreign equity, debt and money market securities. The allocation of assets among these securities will vary from time to time both with respect to types of securities and markets in response to changing market and economic trends.

The address of the principal executive offices of Global Allocation and each Acquired Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

3

INTRODUCTION

This Joint Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Asset Growth and Asset Income and the Board of Directors of Asset Builder with respect to the stockholders of Global Opportunity, for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. (“MLAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26, 2000, at 9:45 a.m. Eastern time (for Asset Growth), 9:15 a.m. Eastern time (for Asset Income) and 10:15 a.m. Eastern time (for Global Opportunity). The mailing address for Asset Growth, Asset Income and Global Opportunity is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March 24, 2000.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Asset Growth, Asset Income or Global Opportunity, at the address indicated above, or by voting in person at the Meetings. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies of an Acquired Fund will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization between that Acquired Fund and Global Allocation (the “Agreement and Plan”).

Each Acquired Fund will vote on the Agreement and Plan separately from the other Acquired Funds. Approval of the Agreement and Plan with respect to the Acquired Fund will require the affirmative vote of stockholders of that Acquired Fund representing a majority of the total number of votes entitled to be cast thereon by the stockholders of that Acquired Fund. Stockholders of each Acquired Fund will vote as a single class on the proposal to approve the Agreement and Plan. See “Information Concerning the Special Meetings.” If the Agreement and Plan of Reorganization is approved by the stockholders of one or more Acquired Funds, the Reorganization will take place with respect to any Acquired Fund whose stockholders have approved it.

 The Boards of Directors of Asset Growth, Asset Income and Global Opportunity know of no business other than that discussed above which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxies to vote in accordance with their best judgment.

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

 In this Joint Proxy Statement and Prospectus, the term “Reorganization” refers individually with respect to an Acquired Fund or collectively, as the context requires, to the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Asset Growth, Asset Income or Global Opportunity by Global Allocation in exchange for the Corresponding Shares (as defined below) and the subsequent distribution of Corresponding Shares of Global Allocation to the stockholders of Asset Growth, Asset Income and Global Opportunity.

The Reorganization

What Stockholders Will Receive in the Reorganization

If the Agreement and Plan is approved and the Reorganization is consummated with respect to your Fund:

•	Global Allocation will acquire the assets and liabilities of your Fund;
•	you will become a stockholder of Global Allocation; and
•	you will receive shares of common stock of Global Allocation that are the same class (the “Corresponding Shares”) and that have the same aggregate net asset value as the shares you currently hold.

Reasons for the Reorganization

The Board of Directors of your Fund has approved the Agreement and Plan and recommends that you vote to approve the Agreement and Plan.

4

Asset Growth

The Board of Directors of Asset Growth has determined that Asset Growth stockholders are likely to benefit from the Reorganization and that it is in the best interests of Asset Growth and its stockholders.

In reaching its decision the Board considered a number of factors including the following:

•	After the Reorganization, Asset Growth stockholders will be invested in a substantially larger open-end fund.
•	As part of a larger fund, it is expected that stockholders of Asset Growth will experience lower expenses per share, economies of scale and greater flexibility in portfolio management.
•	After the Reorganization, Asset Growth stockholders will be invested in a fund with substantially lower expenses per share.

Asset Income

The Board of Directors of Asset Income has determined that Asset Income stockholders are likely to benefit from the Reorganization and that it is in the best interests of Asset Income and its stockholders.

In reaching its decision the Board considered a number of factors including the following:

•	After the Reorganization, Asset Income stockholders will be invested in a substantially larger open-end fund.
•	As part of a larger fund, it is expected that Asset Income stockholders will experience lower expenses per share, economies of scale and greater flexibility in portfolio management.
•	After the Reorganization, Asset Income stockholders will be invested in a fund with lower expenses per Share than Asset Income is obligated to pay by contract. Although, since Asset Income commenced operations in September 1994, MLAM has voluntarily waived all of its investment advisory fee and has reimbursed Asset Income for certain expenses, MLAM may discontinue or reduce this waiver of fees or reimbursement of expenses at any time and stockholders would experience greater operating expenses per share.

See “Comparison of the Funds — Sales Charges; Distribution Fees; Conversion Period” below.

Global Opportunity

The Board of Directors of Global Opportunity has determined that Global Opportunity stockholders are likely to benefit from the Reorganization and that it is in the best interests of Global Opportunity and its stockholders.

In reaching its decision the Board considered a number of factors including the following:

•	After the Reorganization, Global Opportunity stockholders will be invested in a substantially larger open-end fund with similar investment objectives and policies.
•	As part of a larger fund, it is expected that Global Opportunity stockholders will experience lower expenses per share, economies of scale and greater flexibility in portfolio management.
•	After the Reorganization, Global Opportunity stockholders will be invested in a fund with substantially lower expenses per share.

Comparison of the Funds

The table below highlights information from this document and may not contain all of the information that is important to you. To understand the Reorganization fully and for a more complete description of the legal terms of the Reorganization, you should read carefully this entire document and the documents that accompany this Joint Proxy Statement and Prospectus. In the Reorganization, Global Allocation will acquire the assets and liabilities of one or more of the other funds.

5

	Global Allocation*	Asset Growth	Asset Income	Global Opportunity
Address of Funds	P.O. Box 9011 Princeton, New Jersey 08543-9011	P.O. Box 9011 Princeton, New Jersey 08543-9011	P.O. Box 9011 Princeton, New Jersey 08543-9011	P.O. Box 9011 Princeton, New Jersey 08543-9011
Type of Fund	Non-diversified	Non-diversified	Non-diversified	Diversified
Net Assets as of 2/29/00	$6,986,175,607	$6,898,611	$9,828,673	$64,189,790
Investment Objective	High total investment return	High total investment return	High level of current income and secondarily, capital appreciation	High total investment return
Investment Policies	Invests in U.S. and foreign equity, debt and money market securities	Invests in U.S. and foreign equity, debt and money market securities	Invests in U.S. and foreign debt, equity and money market securities	Invests in U.S. and foreign equity, debt and money market securities
Equities	May invest up to 100% of total assets	Will ordinarily invest at least 65% of total assets	May invest up to 35% of total assets	May invest up to 100% of total assets
Debt	May invest up to 100% of total assets	May invest up to 35% of total assets	Will ordinarily invest at least 65% of total assets	May invest up to 100% of total assets
Foreign Securities	North America South America Western Europe Australia Far East	United States Canada Western Europe Asia	Limited to investing up to 25% of its total assets in foreign securities	United States Canada Western Europe Far East Latin America
Junk Bonds	May invest up to 35% in junk bonds, corporate loans and distressed securities	May invest up to 35% in junk bonds	May not invest in junk bonds	May invest up to 34% in junk bonds
Investment Adviser	MLAM	MLAM	MLAM	MLAM
Investment Sub-Adviser	MLAM U.K.	MLAM U.K.	MLAM U.K.	MLAM U.K.
Investment Advisory Fee	0.75%	0.75%	0.75%	0.75%
Breakpoints/ Waivers†	MLAM has agreed
to the following
voluntary breakpoints
based on average daily
net assets: 0.75% up
to $2.5 billion; 0.70%
between $2.5 billion
and $5.0 billion;
0.65% between $5.0
billion and $7.5
billion; 0.625%
between $7.5 billion
and $10 billion;
0.60% above $10
	billion	MLAM has voluntarily waived all of its fees since Asset Growth commenced operations.	MLAM has voluntarily waived all of its fees and reimbursed the fund for certain expenses since Asset Income commenced operations.	None
Portfolio Manager	Bryan N. Ison and Dennis W. Statman	Thomas R. Robinson	Thomas R. Robinson	Thomas R. Robinson

* Global Allocation is the surviving fund in the Reorganization.
† MLAM may discontinue or reduce any voluntary breakpoints or waivers at any time without notice.

Sales Charges: Distribution Fees; Conversion Period

Described below are certain differences between the Asset Income shares and the Global Allocation shares you will receive in the Reorganization. The Global Allocation shares have the same sales charges, distribution fees and conversion period as the shares of Asset Growth and Global Opportunity. Consequently, these differences do not apply to shares of Asset Growth or Global Opportunity.

6

•	The initial sales charges applicable to Global Allocation Class A and Class D shares is 5.25%. The initial sales charge for purchases of Asset Income Class A or Class D shares is 4.00%. Asset Income stockholders will not be required to pay an additional sales charge on their Class A or Class D shares as a result of the Reorganization, but may pay a higher initial sales charge on any new purchases of Class A or Class D shares following the Reorganization.
•	The distribution fee on Global Allocation Class B shares is 0.75%. The distribution fee on Asset Income Class B shares is currently 0.50%. Although an Asset Income Class B stockholder will pay more in ongoing distribution fees after the Reorganization, it is anticipated that this will be offset by the savings experienced as a result of being part of a larger fund with lower overall operating expenses per share.
•	Global Allocation Class B shares convert to Class D shares eight years after purchase instead of ten years after purchase, which is the conversion period for Asset Income Class B shares. Class D shares are not subject to an ongoing distribution fee. The time an Asset Income stockholder has already held Asset Income Class B shares will count toward satisfying the holding period prior to conversion.
•	The distribution fee on Global Allocation Class C shares is 0.75%. The distribution fee on Asset Income Class C shares is currently 0.55%. Although an Asset Income Class C stockholder will pay more in ongoing distribution fees after the Reorganization, it is anticipated that this will be offset by the savings experienced as a result of being part of a larger fund with lower overall operating expenses per share.

Tax Consequences of the Reorganization

Asset Growth, Asset Income, Global Opportunity and Global Allocation have requested a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the Reorganization to the effect that, among other things, no Fund will recognize gain or loss on the transaction, and stockholders of each Acquired Fund will not recognize gain or loss on the exchange of their shares of that Acquired Fund’s stock for Corresponding Shares of Global Allocation. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of Global Allocation as a regulated investment company. To the extent any unrealized appreciation of Global Allocation is realized following the Reorganization, stockholders of the Acquired Funds will bear their share of the tax liability.

Pro Forma Fee Tables
 The tables below provide information about the fees and expenses attributable to shares of each of the Funds and, assuming the Reorganization takes place, of the fees and expenses attributable to the Combined Fund.

Pro Forma Fee Table for Class A Stockholders of Asset Income, Asset Growth, Global Opportunity, Global Allocation and the Combined Fund* as of November 30, 1999 (unaudited)

	Class A Shares
	Actual								 Combined Fund*
	Asset Income		Asset Growth		Global Opportunity		Global Allocation
Stockholder Fees (fees paid directly from a stockholder’s investment)(a): Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%	(c)	5.25%	(c)	5.25%	(c)	5.25%	(c)	5.25%	(c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	None	(d)	None	(d)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None
Redemption Fee	None		None		None		None		None
Exchange Fee	None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees(e)	None		None		None		None		None

Other Expenses (including transfer agency fees)(f)	3.24%		4.23%		0.94%		0.22%		0.22%

Total Annual Fund Operating Expenses(g)	3.99%		4.98%		1.69%		0.97%		0.97%

See footnotes on page 9

7

Pro Forma Fee Table for Class B Stockholders of Asset Income, Asset Growth, Global Opportunity, Global Allocation and the Combined Fund* as of November 30, 1999 (unaudited)

	Class B Shares(b)
	Actual								 Combined Fund*
	Asset Income		Asset Growth		Global Opportunity		Global Allocation
Stockholder Fees (fees paid directly from a stockholder’s investment)(a): Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	4.0%	(c)	4.0%	(c)	4.0%	(c)	4.0%	(c)	4.0%	(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None
Redemption Fee	None		None		None		None		None
Exchange Fee	None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees(e)	0.75%		1.00%		1.00%		1.00%		1.00%
Other Expenses (including transfer agency fees)(f)	3.24%		4.23%		0.94%		0.22%		0.22%

Total Annual Fund Operating Expenses(g)	4.74%		5.98%		2.69%		1.97%		1.97%

Pro Forma Fee Table for Class C Stockholders of Asset Income, Asset Growth, Global Opportunity, Global Allocation and the Combined Fund* as of November 30, 1999 (unaudited)

	Class C Shares
	Actual								 Combined Fund*
	Asset Income		Asset Growth		Global Opportunity		Global Allocation

Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.0%	(c)	1.0%	(c)	1.0%	(c)	1.0%	(c)	1.0%	(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None
Redemption Fee	None		None		None		None		None
Exchange Fee	None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees(e)	0.80%		1.00%		1.00%		1.00%		1.00%
Other Expenses (including transfer agency fees) (f)	3.24%		4.23%		0.94%		0.22%		0.22%

Total Annual Fund Operating Expenses (g)	4.79%		5.98%		2.69%		1.97%		1.97%

See footnotes on next page

8

Pro Forma Fee Table for Class D Stockholders of Asset Income, Asset Growth, Global Opportunity, Global Allocation and the Combined Fund* as of November 30, 1999 (unaudited)

	Class D Shares
	Actual								 Combined Fund*
	Asset Income		Asset Growth		Global Opportunity		Global Allocation

Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%	(c)	5.25%	(c)	5.25%	(c)	5.25%	(c)	5.25%	(c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	None	(d)	None	(d)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None
Redemption Fee	None		None		None		None		None
Exchange Fee	None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees(e)	0.25%		0.25%		0.25%		0.25%		0.25%
Other Expenses (including transfer agency fees)(f)	3.24%		4.23%		0.94%		0.22%		0.22%
Total Annual Fund Operating Expenses(g)	4.24%		5.23%		1.94%		1.22%		1.22%

*	The expenses for the Combined Fund represent the estimated annualized expenses as of November 30, 1999 assuming Global Allocation had acquired all of the assets and liabilities of the Acquired Funds on that date.
(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares of Global Allocation automatically convert to Class D shares about eight years after initial purchase. Class B shares of Asset Income automatically convert to Class D shares about ten years after initial purchase. After the Reorganization, Asset Income Class B stockholders will be subject to the shorter eight year conversion period.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares for a long time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(f)	The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburse the Transfer Agent’s out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. MLAM provides accounting services to the Funds at cost. For the fiscal year ended October 31, 1999, Global Allocation reimbursed MLAM $582,004 for these services, for the fiscal year ended December 31, 1999 Asset Income reimbursed MLAM $75,250 for these services, for the fiscal year ended August 31, 1999, Asset Growth reimbursed MLAM $60,879 for these services and for the fiscal year ended January 31, 1999 Global Opportunity reimbursed MLAM $52,604 for these services.
(g)	Global Allocation has agreed to pay, and the Combined Fund will pay, MLAM a fee at the annual rate of 0.75% of average daily net assets. MLAM has agreed to waive a portion of its fee so that MLAM will receive a fee equal to 0.75% of the average daily net assets for the first $2.5 billion; 0.70% of the average daily net assets from $2.5 billion to $5.0 billion; 0.65% of the average daily net assets from $5.0 billion to $7.5 billion; 0.625% of the average daily net assets from $7.5 billion to $10 billion; and 0.60% of the average daily net assets above $10 billion. MLAM may discontinue or reduce this waiver of fees at any time without notice. As of November 30, 1999, the management fee (reflecting the fee waiver) was equal to 0.70% of the Fund’s net assets. With such fee waiver in effect, the Total Annual Fund Operating Expenses for each class for Global Allocation and the Combined Fund was .92% Class A, 1.92% Class B, 1.92% Class C and 1.17% Class D. MLAM voluntarily waived the entire management fee payable by Asset Growth for the fiscal year ended August 31, 1999 and by Asset Income for the fiscal year ended December 31, 1999 and reimbursed Asset Income for a portion of its expenses. With such fee waiver in effect, as of November 30, 1999, the Total Annual Fund Operating Expenses for each class of shares of Asset Growth was 4.23% Class A, 5.23% Class B, 5.23% Class C, and 4.48% Class D, and the Total Annual Fund Operating Expenses for each class of shares of Asset Income was 0.50% Class A, 1.25% Class B, 1.30% Class C, and 0.75% Class D.

EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

9

EXPENSES IF YOU DID REDEEM YOUR SHARES:**

	1 Year	3 Years	5 Years	10 Years

Class A

Asset Income	$785	$1,567	$2,364	$4,430
Asset Growth	$997	$1,941	$2,885	$5,248
Global Opportunity	$688	$1,030	$1,395	$2,418
Global Allocation	$619	$ 818	$1,033	$1,652
 Combined Fund†	$619	$ 818	$1,033	$1,652

Class B

Asset Income	$875	$1,628	$2,385	$4,802
Asset Growth	$995	$1,968	$2,918	$5,565*
Global Opportunity	$672	$1,035	$1,425	$2,841*
Global Allocation	$600	$ 818	$1,062	$2,102*
 Combined Fund†	$600	$ 818	$1,062	$2,102*

Class C

Asset Income	$580	$1,442	$2,408	$4,841
Asset Growth	$695	$1,768	$2,918	$5,695
Global Opportunity	$372	$ 835	$1,425	$3,022
Global Allocation	$300	$ 618	$1,062	$2,296
 Combined Fund†	$300	$ 618	$1,062	$2,296

Class D

Asset Income	$ 809	$1,635	$2,474	$4,628
Asset Growth	$1,020	$2,007	$2,989	$5,424
Global Opportunity	$ 712	$1,102	$1,517	$2,670
Global Allocation	$ 643	$ 892	$1,160	$1,925
 Combined Fund†	$ 643	$ 892	$1,160	$1,925

†	Assuming the Reorganization had taken place on November 30, 1999.
*		Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase in the case of Asset Growth, Global Opportunity, Global Allocation and the Combined Fund. Class B shares of Asset Income convert to Class D shares approximately ten years after purchase.
**	Assuming no fee waivers.

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:**

	1 Year	3 Years	5 Years	10 Years

Class A

Asset Income	$785	$1,567	$2,364	$4,430
Asset Growth	$997	$1,941	$2,885	$5,248
Global Opportunity	$688	$1,030	$1,395	$2,418
Global Allocation	$619	$ 818	$1,033	$1,652
 Combined Fund†	$619	$ 818	$1,033	$1,652

Class B

Asset Income	$475	$1,428	$2,385	$4,802
Asset Growth	$595	$1,768	$2,918	$5,565*
Global Opportunity	$272	$ 835	$1,425	$2,841*
Global Allocation	$200	$ 618	$1,062	$2,102*
 Combined Fund†	$200	$ 618	$1,062	$2,102*

Class C

Asset Income	$480	$1,442	$2,408	$4,841
Asset Growth	$595	$1,768	$2,918	$5,695
Global Opportunity	$272	$ 835	$1,425	$3,022
Global Allocation	$200	$ 618	$1,062	$2,296
 Combined Fund†	$200	$ 618	$1,062	$2,296

Class D

Asset Income	$ 809	$1,635	$2,474	$4,628
Asset Growth	$1,020	$2,007	$2,989	$5,424
Global Opportunity	$ 712	$1,102	$1,517	$2,670
Global Allocation	$ 643	$ 892	$1,160	$1,925
 Combined Fund†	$ 643	$ 892	$1,160	$1,925

10

†	Assuming the Reorganization had taken place on November 30, 1999.
*		Assumes conversion of Class B shares to Class D shares approximately eight years after purchase in the case of Asset Growth, Global Opportunity, Global Allocation and the Combined Fund. Class B shares of Asset Income convert to Class D shares approximately ten years after purchase.
**	Assuming no fee waivers.

     The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a stockholder of Global Opportunity, Asset Growth, Asset Income or Global Allocation will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “Comparison of the Funds — Management,” “— Purchase of Shares,” “— Redemption of Shares,” and “The Reorganization — Potential Benefits to Stockholders of the Funds as a Result of the Reorganization.”


11

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following table summarizes the risks of investing in Global Allocation. For more information on the risks summarized below, please see “Investment Risks” in the Global Allocation Prospectus. For ease of comparison the table also indicates whether following the Reorganization, stockholders of each Acquired Fund that approves the Reorganization will be subject to these risks to a potentially greater degree or to substantially the same degree as they are now.

[_]	Substantially same level of risk as before the Reorganization	[X]	Potentially greater level of risk than before the Reorganization

Effect of the Reorganization on Stockholders of:
Global Allocation Risk	Global Opportunity	Asset Growth	Asset Income

Market and Selection Risk — Market risk is the risk that the stock or bond markets in one or more countries in which Global Allocation invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Global Allocation selects will underperform the markets or other funds with similar investment objectives and investment strategies.

	[_]	[_]	[_]

Foreign Market Risk — Securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that Global Allocation will lose money. In particular, Global Allocation is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for Global Allocation to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States. Foreign markets may also have different clearance and settlement procedures.

	[_]	[_]	[X]

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protections or retaliatory measures.

	[_]	[_]	[X]

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair Global Allocation’s ability to purchase or sell foreign securities or transfer Global Allocation’s assets or income back into the United States, or otherwise adversely affect Global Allocation’s operations.

Non-Diversification Risk — Global Allocation is a non-diversified fund. By concentrating in a smaller number of investments, Global Allocation’s risk is increased because each investment has a greater effect on Global Allocation’s performance.

	[X]	[_]	[_]

12

[_]	Substantially same level of risk as before the Reorganization	[X]	Potentially greater level of risk than before the Reorganization

Effect of the Reorganization on Stockholders of:
Global Allocation Risk	Global Opportunity	Asset Growth	Asset Income

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

	[_]	[X]	[_]

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

	[_]	[X]	[_]

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond Global Allocation holds, Global Allocation may lose income and may have to invest the proceeds in bonds with lower yields.

	[_]	[X]	[_]

Currency Risk — Securities in which Global Allocation invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of Global Allocation’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

	[_]	[_]	[X]

Borrowing and Leverage — Global Allocation may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on Global Allocation’s portfolio. Borrowing will cost Global Allocation interest expense and other fees. The costs of borrowing may reduce Global Allocation’s return. Certain derivative securities that Global Allocation buys may create leverage.

	[_]	[_]	[_]

Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, Global Allocation may lose money and there may be a delay in recovering the loaned securities. Global Allocation could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to Global Allocation.

	[_]	[_]	[_]

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, Global Allocation’s investment in a small cap or emerging growth company may lose substantial value.

	[_]	[_]	[X]

Small cap or emerging growth securities generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in small cap and emerging growth securities requires a long term view.

Warrants — A warrant has value only if Global Allocation can exercise it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires

	[X]	[X]	[_]

13

[_]	Substantially same level of risk as before the Reorganization	[X]	Potentially greater level of risk than before the Reorganization

Effect of the Reorganization on Stockholders of:
Global Allocation Risk	Global Opportunity	Asset Growth	Asset Income

without any value and Global Allocation loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Derivatives — Global Allocation may use derivative instruments, including futures, forwards, options, indexed securities, inverse securities and swaps. Derivatives allow Global Allocation to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including credit risk, currency risk, leverage risk and liquidity risk.

	[_]	[_]	[_]

Global Allocation may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which Global Allocation uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by Global Allocation or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged. There can be no assurance that Global Allocation’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Global Allocation is not required to use hedging and may not choose to do so.

Swap Agreements — Swap agreements involve the risk that the party with whom Global Allocation has entered into the swap will default on its obligation to pay Global Allocation and the risk that Global Allocation will not be able to meet its obligations to pay the other party to the agreement.

	[X]	[X]	[X]

Convertibles — Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular debt securities, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.

	[X]	[X]	[_]

Asset-Backed Securities — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when Global Allocation reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of Global Allocation’s portfolio will increase. The value of longer-term securities generally changes more widely in response to changes in interest rates than shorter term securities.

	[X]	[X]	[_]

14

[_]	Substantially same level of risk as before the Reorganization	[X]	Potentially greater level of risk than before the Reorganization

Effect of the Reorganization on Stockholders of:
Global Allocation Risk	Global Opportunity	Asset Growth	Asset Income

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and Global Allocation will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

	[_]	[_]	[_]

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Corporate Loans — The value of corporate loan investments is generally less responsive to shifts in market interest rates than traditional bonds and notes. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, Global Allocation may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. If the agent develops financial problems, Global Allocation may not recover its investment or recovery may be delayed. By investing in a corporate loan, Global Allocation becomes a member of the syndicate.

	[X]	[X]	[X]

The corporate loans in which Global Allocation invests may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, or the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit Global Allocation’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Junk Bonds — Junk bonds are high-risk investments that may cause income and principal losses for Global Allocation. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

	[_]	[_]	[X]

Distressed Securities — Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or at risk of being in default. Distressed securities are speculative and involve substantial risks.

	[X]	[X]	[X]

15

_]	Substantially same level of risk as before the Reorganization	[X]	Potentially greater level of risk than before the Reorganization

Effect of the Reorganization on Stockholders of:
Global Allocation Risk	Global Opportunity	Asset Growth	Asset Income

Generally, Global Allocation will invest in distressed securities when Global Allocation believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. Global Allocation will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, Global Allocation’s principal may not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Precious Metal Related Securities — Securities of precious metals historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

	[X]	[X]	[_]

Real Estate Related Securities — Real estate related securities are subject to the risks associated with real estate. The main risk of real estate related securities is that the value of the real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.

	[X]	[X]	[_]

Indexed and Inverse Floating Rate Securities — Indexed and inverse floating rate securities have potential returns directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Global Allocation may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject a fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a fund’s investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk.

	[_]	[_]	[_]

Illiquid Securities — Global Allocation may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If Global Allocation buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

	[_]	[_]	[_]

16

[_]	Substantially same level of risk as before the Reorganization	[X]	Potentially greater level of risk than before the Reorganization

Effect of the Reorganization on Stockholders of:
Global Allocation Risk	Global Opportunity	Asset Growth	Asset Income

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. Funds may be unable to sell them on short notice or may be able to sell them only at a price below current value. Funds may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Global Allocation receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

	[_]	[_]	[_]

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

	[_]	[_]	[_]

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security Global Allocation buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, Global Allocation will lose both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

	[_]	[_]	[_]

Standby Commitment Agreements — Standby commitment agreements involve the risk that the security Global Allocation buys will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. If this occurs, the Fund will lose the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

	[X]	[X]	[ ]

Repurchase Agreements — Global Allocation may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates Global Allocation from changes in the market value of the security during the period, except for currency fluctuations.

	[_]	[_]	[_]

Purchase and Sale Contracts — A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market and value declines Global Allocation may lose money.

	[_]	[X]	[X]

For additional information regarding any of the above risks, see “Details About the Fund—Investment Risks” in the Global Allocation Prospectus.

17

COMPARISON OF THE FUNDS

Financial Highlights

Global Allocation. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A †
	For the Year Ended October 31,
	1999	1998	1997	1996	1995

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of year	$13.25	$15.92	$15.17	$14.21	$13.07

Investment income—net	.67	.67	.71	.78	.79

Realized and unrealized gain (loss) on investments and foreign currency transactions—net	2.53	(1.28)	1.57	1.59	1.04

Total from investment operations	3.20	(.61)	2.28	2.37	1.83

Less dividends and distributions:
Investment income—net	(.61)	(.86)	(.88)	(.98)	(.39)
Realized gain on investments—net	(1.05)	(1.20)	(.65)	(.43)	(.30)

Total dividends and distributions	(1.66)	(2.06)	(1.53)	(1.41)	(.69)

Net asset value, end of year	$14.79	$13.25	$15.92	$15.17	$14.21

Total Investment Return:*

Based on net asset value per share	26.30%	(4.43)%	16.08%	17.81%	14.81%

Ratios To Average Net Assets:

Expenses, net of reimbursement	.91%	.84%	.83%	.86%	.90%

Expenses	.97%	.93%	.91%	.93%	.90%

Investment income—net	4.86%	4.62%	4.64%	5.31%	5.98%

Supplemental Data:

Net assets, end of year (in thousands)	$1,305,473	$1,513,999	$2,132,254	$1,841,974	$1,487,805

Portfolio turnover	26.95%	49.67%	55.42%	51.26%	36.78%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

18

Global Allocation—Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class B†
	For the Year Ended October 31,
	1999	1998	1997	1996	1995

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of year	$13.01	$15.65	$14.95	$14.01	$12.91

Investment income—net	.52	.52	.55	.62	.65

Realized and unrealized gain (loss) on investments and foreign currency transactions—net	2.49	(1.26)	1.52	1.59	1.01

Total from investment operations	3.01	(.74)	2.07	2.21	1.66

Less dividends and distributions:
Investment income—net	(.45)	(.70)	(.72)	(.84)	(.26)
Realized gain on investments—net	(1.05)	(1.20)	(.65)	(.43)	(.30)

Total dividends and distributions	(1.50)	(1.90)	(1.37)	(1.27)	(.56)

Net asset value, end of year	$14.52	$13.01	$15.65	$14.95	$14.01

Total Investment Return:*

Based on net asset value per share	25.08%	(5.37)%	14.82%	16.71%	13.54%

Ratios To Average Net Assets:

Expenses, net of reimbursement	1.94%	1.86%	1.85%	1.87%	1.93%

Expenses	1.99%	1.95%	1.93%	1.95%	1.93%

Investment income—net	3.84%	3.60%	3.62%	4.29%	4.96%

Supplemental Data:

Net assets, end of year (in thousands)	$4,496,037	$6,743,780	$9,879,603	$8,660,279	$6,668,499

Portfolio turnover	26.95%	49.67%	55.42%	51.26%	36.78%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

19

Global Allocation—Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class C†
	For the Year Ended October 31,
	1999	1998	1997	1996	1995

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of year	$12.86	$15.50	$14.83	$13.94	$12.91

Investment income—net	.51	.51	.54	.61	.64

Realized and unrealized gain (loss) on investments and foreign currency transactions—net	2.46	(1.24)	1.52	1.58	1.02

Total from investment operations	2.97	(.73)	2.06	2.19	1.66

Less dividends and distributions:
Investment income—net	(.45)	(.71)	(.74)	(.87)	(.33)
Realized gain on investments—net	(1.05)	(1.20)	(.65)	(.43)	(.30)

Total dividends and distributions	(1.50)	(1.91)	(1.39)	(1.30)	(.63)

Net asset value, end of year	$14.33	$12.86	$15.50	$14.83	$13.94

Total Investment Return:*

Based on net asset value per share	25.05%	(5.38)%	14.84%	16.68%	13.58%

Ratios to Average Net Assets:

Expenses, net of reimbursement	1.95%	1.88%	1.86%	1.88%	1.95%

Expenses	2.01%	1.96%	1.94%	1.95%	1.95%

Investment income—net	3.84%	3.61%	3.60%	4.24%	4.80%

Supplemental Data:

Net assets, end of year (in thousands)	$322,238	$503,556	$671,467	$385,753	$102,361

Portfolio turnover	26.95%	49.67%	55.42%	51.26%	36.78%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

20

Global Allocation—Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class D†
	For the Year Ended October 31,
	1999	1998	1997	1996	1995

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of year	$13.23	$15.89	$15.15	$14.19	$13.08

Investment income—net	.64	.64	.68	.77	.77

Realized and unrealized gain (loss) on investments and foreign currency transactions—net	2.52	(1.28)	1.55	1.57	1.01

Total from investment operations	3.16	(.64)	2.23	2.34	1.78

Less dividends and distributions:
Investment income—net	(.57)	(.82)	(.84)	(.95)	(.37)
Realized gain on investments—net	(1.05)	(1.20)	(.65)	(.43)	(.30)

Total dividends and distributions	(1.62)	(2.02)	(1.49)	(1.38)	(.67)

Net asset value, end of year	$14.77	$13.23	$15.89	$15.15	$14.19

Total Investment Return:*

Based on net asset value per share	26.01%	(4.63)%	15.76%	17.59%	14.43%

Ratios to Average Net Assets:

Expenses, net of reimbursement	1.16%	1.10%	1.08%	1.10%	1.16%

Expenses	1.21%	1.18%	1.16%	1.18%	1.16%

Investment income—net	4.61%	4.40%	4.38%	5.04%	5.63%

Supplemental Data:

Net assets, end of year (in thousands)	$1,229,415	$1,316,994	$1,479,711	$1,044,136	$256,525

Portfolio turnover	26.95%	49.67%	55.42%	51.26%	36.78%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

21

Global Opportunity—Financial Highlights

 Global Opportunity. The financial information in the table below, except for the six months ended July 31, 1999, which is unaudited and has been provided by MLAM, has been audited in conjunction with the annual audits of the financial statements of Global Opportunity by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A††
	For the Six Months Ended July 31, 1999 (Unaudited)		For the Year Ended January 31,
			1999	1998	1997	1996†

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period	$12.46		$11.40	$11.93	$10.82	$10.00

Investment income—net	.05		.16	.16	.15	.34

Realized and unrealized gain on investments and foreign currency transactions—net	.30		.94	.69	1.21	.77

Total from investment operations	.35		1.10	.85	1.36	1.11

Less dividends and distributions:
Investment income—net	—		—	(.05)	—	(.20)
In excess of investment income on investments—net	—		—	(.20)	(.13)	(.06)
Realized gain on investments—net	—		—	(.99)	(.12)	—
In excess of realized gain on investments—net	—		(.04)	(.14)	—	(.03)

Total dividends and distributions	—		(.04)	(1.38)	(.25)	(.29)

Net asset value, end of period	$12.81		$12.46	$11.40	$11.93	$10.82

Total Investment Return:**

Based on net asset value per share	2.81	%#	9.63%	7.27%	12.68%	11.15%#

Ratios to Average Net Assets:

Expenses, net of reimbursement	1.71	%*	1.72%	1.87%	2.47%	2.01%

Expenses	1.71	%*	1.72%	1.87%	2.90%	2.32%

Investment income—net	.85	%*	1.37%	1.28%	1.83%	2.92%

Supplemental Data:

Net assets, end of period (in thousands)	$189		$193	$167	$129	$3,025

Portfolio turnover	55.21%		134.89%	99.11%	125.68%	83.14%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Global Opportunity commenced operations on February 1, 1995.
††	Based on average shares outstanding.
#	Aggregate total investment return.

22

Global Opportunity—Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

		Class B††
		For the Six Months Ended July 31, 1999 (Unaudited)		For the Year Ended January 31,
				1999	1998	1997	1996†

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period		$12.23		$11.30	$11.86	$10.76	$10.00

Investment income (loss)—net		(.01)		.03	.02	(.04)	.13

Realized and unrealized gain on investments and foreign currency transactions—net		.28		.93	.68	1.29	.85

Total from investment operations		.27		.96	.70	1.25	.98

Less dividends and distributions:
Investment income—net		—		—	(.02)	—	(.15)
In excess of investment income on investments—net		—		—	(.11)	(.03)	(.04)
Realized gain on investments—net		—		—	(.99)	(.12)	—
In excess of realized gain on investments—net		—		(.03)	(.14)	—	(.03)

Total dividends and distributions		—		(.03)	(1.26)	(.15)	(.22)

Net asset value, end of period		$12.50		$12.23	$11.30	$11.86	$10.76

Total Investment Return:**

Based on net asset value per share		2.21	%#	8.48%	5.97%	11.67%	9.89%#

Ratios to Average Net Assets:

Expenses, net of reimbursement		2.81	%*	2.82%	2.96%	3.76%	3.50%

Expenses		2.81	%*	2.82%	2.96%	4.01%	3.61%

Investment income (loss)—net		(.25	)%*	.26%	.18%	(.39%)	1.20%

Supplemental Data:

Net assets, end of period (in thousands)		$40,149		$44,455	$40,687	$30,469	$16,117

Portfolio turnover		55.21%		134.89%	99.11%	125.68%	83.14%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Global Opportunity commenced operations on February 1, 1995.
††	Based on average shares outstanding.
#	Aggregate total investment return.

23

Global Opportunity—Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class C††
	For the Six Months Ended July 31, 1999 (Unaudited)		For the Year Ended January 31,
			1999	1998	1997	1996†

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period	$12.20		$11.28	$11.84	$10.75	$10.00

Investment income (loss)—net	(.02)		.02	.02	(.05)	.12

Realized and unrealized gain on investments and foreign currency transactions—net	.29		.93	.68	1.29	.85

Total from investment operations	.27		.95	.70	1.24	.97

Less dividends and distributions:
Investment income—net	—		—	(.02)	—	(.15)
In excess of investment income on investments—net	—		—	(.11)	(.03)	(.04)
Realized gain on investments—net	—		—	(.99)	(.12)	—
In excess of realized gain on investments—net	—		(.03)	(.14)	—	(.03)

Total dividends and distributions	—		(.03)	(1.26)	(.15)	(.22)

Net asset value, end of period	$12.47		$12.20	$11.28	$11.84	$10.75

Total Investment Return:**

Based on net asset value per share	2.21	%#	8.40%	5.99%	11.61%	9.81%#

Ratios to Average Net Assets:

Expenses, net of reimbursement	2.86	%*	2.87%	3.00%	3.81%	3.58%

Expenses	2.86	%*	2.87%	3.00%	4.06%	3.65%

Investment income (loss)—net	(.30	)%*	.20%	.13%	(.46%)	1.07%

Supplemental Data:

Net assets, end of period (in thousands)	$17,591		$18,342	$15,951	$10,659	$4,770

Portfolio turnover	55.21%		134.89%	99.11%	125.68%	83.14%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Global Opportunity commenced operations on February 1, 1995.
††	Based on average shares outstanding.
#	Aggregate total investment return.

24

Global Opportunity—Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

		Class D††
		For the Six Months Ended July 31, 1999 (Unaudited)		For the Year Ended January 31,
				1999	1998	1997	1996†

Increase (Decrease) in Net Asset Value: Per Share Operating Performance:

Net asset value, beginning of period		$12.42		$11.39	$11.92	$10.80	$10.00

Investment income—net		.04		.13	.13	.05	.22

Realized and unrealized gain on investments and foreign currency transactions—net		.29		.94	.70	1.29	.85

Total from investment operations		.33		1.07	.83	1.34	1.07

Less dividends and distributions:
Investment income—net		—		—	(.04)	—	(.18)
In excess of investment income on investments—net		—		—	(.19)	(.10)	(.06)
Realized gain on investments—net		—		—	(.99)	(.12)	—
In excess of realized gain on investments—net		—		(.04)	(.14)	—	(.03)

Total dividends and distributions		—		(.04)	(1.36)	(.22)	(.27)

Net asset value, end of period		$12.75		$12.42	$11.39	$11.92	$10.80

Total Investment Return:**

Based on net asset value per share		2.66	%#	9.35%	7.02%	12.56%	10.80%#

Ratios to Average Net Assets:

Expenses, net of reimbursement		1.96	%*	1.97%	2.12%	2.91%	2.67%

Expenses		1.96	%*	1.97%	2.12%	3.17%	2.77%

Investment income—net		.60	%*	1.11%	1.03%	.48%	2.00%

Supplemental Data:

Net assets, end of period (in thousands)		$3,035		$3,375	$3,149	$2,596	$1,513

Portfolio turnover		55.21%		134.89%	99.11%	125.68%	83.14%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Global Opportunity commenced operations on February 1, 1995.
††	Based on average shares outstanding.
#	Aggregate total investment return.

25

Asset Growth—Financial Highlights

Asset Growth. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A
	For the Year Ended Aug. 31,				For the Period Sept. 2, 1994† to Aug. 31, 1995
	1999††	1998††	1997††	1996

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period	$ 9.57	$12.28	$10.13	$ 9.90	$10.00

Investment income (loss)—net	(.23)	.03	.01	.12	.16

Realized and unrealized gain (loss) on investments and foreign currency transactions—net	1.83	(.87)	2.30	.34	(.22)

Total from investment operations	1.60	(.84)	2.31	.46	(.06)

Less dividends and distributions:
Investment income—net	—	(.32)	(.01)	(.16)	(.04)
In excess of investment income—net	—	(.03)	(.15)	(.07)	—
Realized gain on investments—net	(.07)	(1.52)	—	—	—

Total dividends and distributions	(.07)	(1.87)	(.16)	(.23)	(.04)

Net asset value, end of period	$11.10	$ 9.57	$12.28	$10.13	$ 9.90

Total Investment Return:**

Based on net asset value per share	16.76%	(7.49)%	23.06%	4.71%	(.59 )%#

Ratios to Average Net Assets:

Expenses, net of reimbursement	4.46%	2.82%	2.79%	2.47%	2.47%*

Expenses	5.22%	3.57%	3.61%	3.75%	3.31%*

Investment income (loss)—net	(2.40)%	.31%	.13%	1.16%	1.46%*

Supplemental Data:

Net assets, end of period (in thousands)	$502	$2,053	$1,803	$1,352	$1,677

Portfolio turnover	141.99%	104.48%	128.28%	120.43%	42.50%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.

26

Asset Growth—Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class B
	For the Year Ended Aug. 31,				For the Period Sept. 2, 1994† to Aug. 31, 1995
	1999††	1998††	1997††	1996

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period	$ 9.51	$12.20	$10.09	$ 9.83	$10.00

Investment income (loss)—net	(.44)	(.08)	(.11)	.01	.05

Realized and unrealized gain (loss) on investments and foreign currency transactions—net	1.93	(.86)	2.30	.35	(.21)

Total from investment operations	1.49	(.94)	2.19	.36	(.16)

Less dividends and distributions:
Investment income—net	—	(.21)	— ##	(.07)	(.01)
In excess of investment income—net	—	(.02)	(.08)	(.03)	—
Realized gain on investments—net	(.05)	(1.52)	—	—	—

Total dividends and distributions	(.05)	(1.75)	(.08)	(.10)	(.01)

Net asset value, end of period	$10.95	$ 9.51	$12.20	$10.09	$ 9.83

Total Investment Return:**

Based on net asset value per share	15.66%	(8.45)%	21.81%	3.65%	(1.60)%#

Ratios to Average Net Assets:

Expenses, net of reimbursement	6.15%	3.86%	3.84%	3.50%	3.50%*

Expenses	6.89%	4.61%	4.67%	4.78%	4.37%*

Investment income (loss)—net	(4.17)%	(.73)%	(.94)%	.13%	.43%*

Supplemental Data:

Net assets, end of period (in thousands)	$5,080	$5,946	$8,403	$8,141	$11,835

Portfolio turnover	141.99%	104.48%	128.28%	120.43%	42.50%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.
##	Amount is less than $.01 per share.

27

Asset Growth—Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class C
	For the Year Ended Aug. 31,				For the Period Oct. 21, 1994† to Aug. 31, 1995
	1999††	1998††	1997††	1996

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period	$ 9.45	$12.13	$10.05	$ 9.82	$9.85

Investment income (loss)—net	(.44)	(.08)	(.11)	(.04)	.04

Realized and unrealized gain (loss) on investments and foreign currency transactions—net	1.92	(.86)	2.28	.39	(.05)

Total from investment operations	1.48	(.94)	2.17	.35	(.01)

Less dividends and distributions:
Investment income—net	—	(.20)	— ##	(.08)	(.02)
In excess of investment income—net	—	(.02)	(.09)	(.04)	—
Realized gain on investments—net	(.05)	(1.52)	—	—	—

Total dividends and distributions	(.05)	(1.74)	(.09)	(.12)	(.02)

Net asset value, end of period	$10.88	$ 9.45	$12.13	$10.05	$9.82

Total Investment Return:**

Based on net asset value per share	15.65%	(8.47)%	21.71%	3.61%	(.05%)#

Ratios to Average Net Assets:

Expenses, net of reimbursement	6.16%	3.88%	3.86%	3.52%	3.51%*

Expenses	6.91%	4.63%	4.68%	4.81%	4.58%*

Investment income (loss)—net	(4.19)%	(.73)%	(.94)%	.09%	.51%*

Supplemental Data:

Net assets, end of period (in thousands)	$373	$459	$572	$438	$735

Portfolio turnover	141.99%	104.48%	128.28%	120.43%	42.50%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.
##	Amount is less than $.01 per share.

28

Asset Growth—Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class D
	For the Year Ended Aug. 31,				For the Period Oct. 21, 1994† to Aug. 31, 1995
	1999††	1998††	1997††	1996

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period	$ 9.61	$12.28	$10.11	$ 9.88	$9.86

Investment income (loss)—net	(.36)	— ##	(.02)	.08	.10

Realized and unrealized gain (loss) on investments and foreign currency transactions—net	1.94	(.86)	2.30	.36	(.04)

Total from investment operations	1.58	(.86)	2.28	.44	.06

Less dividends and distributions:
Investment income—net	—	(.27)	(.01)	(.15)	(.04)
In excess of investment income—net	—	(.02)	(.10)	(.06)	—
Realized gain on investments—net	(.05)	(1.52)	—	—	—

Total dividends and distributions	(.05)	(1.81)	(.11)	(.21)	(.04)

Net asset value, end of period	$11.14	$ 9.61	$12.28	$10.11	$9.88

Total Investment Return:**

Based on net asset value per share	16.45%	(7.66)%	22.66%	4.51%	.59%#

Ratios to Average Net Assets:

Expenses, net of reimbursement	5.39%	3.07%	3.05%	2.72%	2.75%*

Expenses	6.14%	3.82%	3.92%	4.00%	4.32%*

Investment income (loss)—net	(3.42%)	.02%	(.21)%	.93%	1.43%*

Supplemental Data:

Net assets, end of period (in thousands)	$233	$309	$564	$1,313	$1,697

Portfolio turnover	141.99%	104.48%	128.28%	120.43%	42.50%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.
##	Amount is less than $.01 per share.

29

Asset Income—Financial Highlights

Asset Income. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A
	For the Year Ended December 31,
	1999	1998	1997	1996	1995

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of year	$10.63	$10.32	$10.53	$10.62	$ 9.68

Investment income—net	.42	.43	.49	.50	.60

Realized and unrealized gain on investments and foreign currency transactions—net	.02	.58	.71	.23	1.04

Total from investment operations	.44	1.01	1.20	.73	1.64

Less dividends and distributions:
Investment income—net	(.42)	(.43)	(.49)	(.50)	(.60)
In excess of investment income—net	—	—	—	(.05)	—
Realized gain on investments—net	(.15)	(.27)	(.92)	(.27)	(.01)
In excess of realized gain on investments—net	(.03)	—	—	—	(.09)

Total dividends and distributions	(.60)	(.70)	(1.41)	(.82)	(.70)

Net asset value, end of year	$10.47	$10.63	$10.32	$10.53	$10.62

Total Investment Return:*

Based on net asset value per share	4.45%	10.01%	11.67%	7.11%	17.38%

Ratios to Average Net Assets:

Expenses, net of reimbursement	.51%	.50%	.50%	.25%	.00%

Expenses	3.74%	3.10%	3.28%	3.48%	5.12%

Investment income—net	4.14%	4.03%	4.58%	4.73%	5.78%

Supplemental Data:

Net assets, end of year (in thousands)	$339	$4,558	$2,188	$3,918	$3,872

Portfolio turnover	156.47%	155.44%	155.57%	342.71%	46.75%

*	Total investment returns exclude the effects of sales charges.

30

Asset Income—Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class B
	For the Year Ended December 31,
	1999	1998	1997	1996	1995

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of year	$10.63	$10.32	$10.53	$10.62	$ 9.68

Investment income—net	.34	.35	.41	.42	.51

Realized and unrealized gain on investments and foreign currency transactions—net	.01	.58	.71	.23	1.04

Total from investment operations	.35	.93	1.12	.65	1.55

Less dividends and distributions:
Investment income—net	(.34)	(.35)	(.41)	(.42)	(.51)
In excess of investment income—net	—	—	—	(.05)	—
Realized gain on investments—net	(.15)	(.27)	(.92)	(.27)	(.01)
In excess of realized gain on investments—net	(.03)	—	—	—	(.09)

Total dividends and distributions	(.52)	(.62)	(1.33)	(.74)	(.61)

Net asset value, end of year	$10.46	$10.63	$10.32	$10.53	$10.62

Total Investment Return:*

Based on net asset value per share	3.58%	9.19%	10.84%	6.31%	16.51%

Ratios to Average Net Assets:

Expenses, net of reimbursement	1.26%	1.25%	1.25%	1.00%	.75%

Expenses	4.58%	3.90%	4.01%	4.24%	5.94%

Investment income—net	3.39%	3.32%	3.79%	3.99%	5.06%

Supplemental Data:

Net assets, end of year (in thousands)	$7,764	$9,230	$8,078	$8,690	$9,236

Portfolio turnover	156.47%	155.44%	155.57%	342.71%	46.75%


*	Total investment returns exclude the effects of sales charges.

31

Asset Income—Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class C
	For the Year Ended December 31,
	1999	1998	1997	1996	1995

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of year	$10.63	$10.32	$10.53	$10.62	$ 9.69

Investment income—net	.34	.35	.41	.41	.52

Realized and unrealized gain on investments and foreign currency transactions—net	.01	.58	.71	.23	1.03

Total from investment operations	.35	.93	1.12	.64	1.55

Less dividends and distributions:
Investment income—net	(.34)	(.35)	(.41)	(.42)	(.52)
In excess of investment income—net	—	—	—	(.04)	—
Realized gain on investments—net	(.15)	(.27)	(.92)	(.27)	(.01)
In excess of realized gain on investments—net	(.03)	—	—	—	(.09)

Total dividends and distributions	(.52)	(.62)	(1.33)	(.73)	(.62)

Net asset value, end of year	$10.46	$10.63	$10.32	$10.53	$10.62

Total Investment Return:*

Based on net asset value per share	3.53%	9.14%	10.79%	6.25%	16.33%

Ratios to Average Net Assets:

Expenses, net of reimbursement	1.31%	1.30%	1.30%	1.04%	.80%

Expenses	4.67%	3.94%	4.12%	4.28%	6.02%

Investment income—net	3.37%	3.25%	3.78%	3.95%	4.99%

Supplemental Data:

Net assets, end of year (in thousands)	$618	$656	$575	$357	$418

Portfolio turnover	156.47%	155.44%	155.57%	342.71%	46.75%

*	Total investment returns exclude the effects of sales charges.

32

Asset Income—Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

	Class D
	For the Year Ended December 31,
	1999	1998	1997	1996	1995

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of year	$10.62	$10.31	$10.53	$10.62	$ 9.69

Investment income—net	.39	.41	.47	.46	.57

Realized and unrealized gain on investments

and foreign currency transactions—net	.01	.58	.70	.24	1.03

Total from investment operations	.40	.99	1.17	.70	1.60

Less dividends and distributions:
Investment income—net	(.39)	(.41)	(.47)	(.47)	(.57)
In excess of investment income—net	—	—	—	(.05)	—
Realized gain on investments—net	(.15)	(.27)	(.92)	(.27)	(.01)
In excess of realized gain on investments—net	(.03)	—	—	—	(.09)

Total dividends and distributions	(.57)	(.68)	(1.39)	(.79)	(.67)

Net asset value, end of year	$10.45	$10.62	$10.31	$10.53	$10.62

Total Investment Return:*

Based on net asset value per share	4.10%	9.74%	11.29%	6.84%	16.97%

Ratios to Average Net Assets:

Expenses, net of reimbursement	.76%	.75%	.75%	.50%	.25%

Expenses	4.19%	3.35%	3.54%	3.70%	5.44%

Investment income—net	3.85%	3.78%	4.32%	4.48%	5.53%

Supplemental Data:

Net assets, end of year (in thousands)	$1,631	$664	$318	$633	$771

Portfolio turnover	156.47%	155.44%	155.57%	342.71%	46.75%

*	Total investment returns exclude the effects of sales charges.

33

Information About Global Allocation

The Prospectus and Annual Report of Global Allocation have been delivered with this joint prospectus and proxy statement and are incorporated herein by reference. Information about Global Allocation’s investment objective and policies can be found under the heading “DETAILS ABOUT THE FUND—How the Fund Invests” in the Global Allocation Prospectus. For information regarding Management’s Discussion of Fund Performance of Global Allocation, please see the Annual Report that accompanies this joint prospectus and proxy statement.

Information About Asset Growth

Information about Asset Growth is incorporated herein by reference from the current prospectus of Asset Growth. The Asset Growth Prospectus, dated December 7, 1999, is available upon request (without charge) by calling Asset Growth at (609) 282-2800 or by writing Asset Growth at P.O. Box 9011, Princeton, New Jersey 08543-9011.

Information About Asset Income

Information about Asset Income is incorporated herein by reference from the current prospectus ofAsset Income. The Asset Income Prospectus, dated April 30, 1999, is available upon request (without charge) by calling Asset Income at (609) 282-2800 or by writing Asset Income at P.O. Box 9011, Princeton, New Jersey 08543-9011.

Information About Global Opportunity

Information about Global Opportunity is incorporated herein by reference from the current prospectus of Global Opportunity. The Global Opportunity Prospectus, dated July 1, 1999, is available upon request (without charge) by calling Global Opportunity at (609) 282-2800 or by writing Global Opportunity at P.O. Box 9011, Princeton, New Jersey 08543-9011.

Investment Restrictions

Other than as noted above under “Comparison of the Funds,” Asset Growth, Asset Income, Global Opportunity and Global Allocation have identical investment restrictions. See “Investment Policies — Investment Restrictions” in the Global Allocation Statement. See “Investment Objective and Policies — Other Investment Policies and Practices — Investment Restrictions” in the Asset Builder, Asset Growth and Asset Income Statements.

Management

Directors. The Board of Directors of Global Allocation consists of five individuals, three of whom are not “interested persons” as defined in the Investment Company Act. The Global Allocation Directors will serve as the Directors of the Combined Fund after the Reorganization. The Board of Directors of Asset Builder, Asset Growth and Asset Income consists of the same seven individuals, five of whom are not “interested persons.” The Directors of each Fund are responsible for the overall supervision of the operation of such Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Arthur Zeikel and Terry K. Glenn are Directors of all of the Funds. There is otherwise no overlap between the Boards of the Funds. See “Management of the Fund — Directors and Officers” in the Statements of Additional Information for Global Allocation, Asset Growth and Asset Income and see “Management of the Program — Directors and Officers” in the Asset Builder Statement of Additional Information.

Information about the Directors of Global Allocation, including their ages and their principal occupation for at least the last five years is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (59) — President and Director(1)(2) — Executive Vice President of the Manager and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988.

CHARLES C. REILLY (68) — Director(2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946 — Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc.

34

from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

RICHARD R. WEST (62) — Director(2)(3) — Box 604, Genoa, Nevada 89411 — Professor of Finance since 1984, Dean from 1984 to 1993, currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander’s, Inc. (real estate company).

ARTHUR ZEIKEL (67) — Director(1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090 — Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999; Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

EDWARD D. ZINBARG (65) — Director(2)(3) — 5 Hardwell Road, Short Hills, New Jersey 07078 — Executive Vice President of The Prudential Insurance Company of America 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager or FAM acts as the investment adviser or manager.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

Compensation of Directors

Global Allocation pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. Global Allocation also compensates each member of the Audit and Nominating Committee (the “Committee”), which consists of the non-interested Directors, at a rate of $500 per Committee meeting attended. Global Allocation pays the Chairman of the Committee an additional fee of $250 per Committee meeting attended and reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table shows the compensation earned by the non-interested Directors of Global Allocation for the fiscal year ended October 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM (“MLAM/FAM-advised fund”), for the calendar year ended December 31, 1999.

Name	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation fromFund and Other MLAM/FAM- Advised Funds(1)
Charles C. Reilly	Director	$7,500	None	None	$400,025
Richard R. West	Director	$7,500	None	None	$388,775
Edward D. Zinbarg	Director	$7,500	None	None	$140,875

(1)	The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Reilly (60 registered investment companies consisting of 73 portfolios); Mr. West (62 registered investment companies consisting of 86 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

Directors of Global Allocation may purchase Class A shares of Global Allocation at net asset value. See “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons” in the Global Allocation Statement.

Management and Advisory Arrangements. MLAM serves as the manager for Asset Builder, Asset Growth, Asset Income and Global Allocation pursuant to separate investment advisory agreements (each, an “Advisory Agreement”) that, except for certain minor differences, are identical.

35

MLAM is paid a monthly advisory fee by each Fund based upon the average daily value of each Fund’s net assets at the following annual rates:

Global Opportunity	Global Allocation
0.75% of average daily net assets.	0.75% of average daily net assets.
(However, MLAM has voluntarily agreed to waive a portion of its investment advisory fee so that such fee is equal to 0.75% of average daily net assets not exceeding $2.5 billion; 0.70% of average daily net assets exceeding $2.5 billion but not exceeding $5.0 billion; 0.65% of average daily net assets exceeding $5.0 billion but not exceeding $7.5 billion; 0.625% of average daily net assets exceeding $7.5 billion but not exceeding $10 billion; and 0.60% of average daily assets exceeding $10 billion.)

Asset Growth	Asset Income
0.75% of average daily net assets. (However, since Asset Growth’s commencement of operations on September 2, 1994, MLAM has voluntarily waived all of the investment advisory fee payable.)	0.75% of average daily net assets.
(However, since Asset Income’s commencement of operations on September 2, 1994, MLAM has voluntarily waived all of the investment advisory fee payable and has reimbursed certain other expenses.)

 MLAM’s voluntary waiver of fees or reimbursement of expenses with respect to Asset Growth, Asset Income and Global Allocation may be discontinued or reduced at any time without notice.

MLAM has retained MLAM U.K. as sub-adviser to each of the Funds. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to such Fund’s Advisory Agreement. The address of MLAM U.K. is 55 King William Street, P.O. Box 18135, London EC4R 9LA.

Purchase of Shares

 The class structure and purchase and distribution procedures for shares of Asset Growth, Asset Income and Global Opportunity are substantially the same as those of Global Allocation. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see “Your Account — Merrill Lynch Select PricingSM System” and “How to Buy, Sell, Transfer and Exchange Shares” in each Fund’s Prospectus.

Redemption of Shares

 The procedure for redeeming shares of Global Allocation is substantially the same as the procedure for redeeming shares of Asset Growths, Asset Income and Global Opportunity. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Allocation acquired by Asset Growth, Asset Income and Global Opportunity stockholders in the Reorganization, the holding period of Asset Growth, Asset Income and Global Opportunity shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Global Allocation acquired in the Reorganization. See “Redemption of Shares” in each Fund’s Prospectus.

Performance

General. The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

36

Global Allocation Average Annual Total Return
	Class A Shares		Class B Shares		Class C Shares				Class D Shares
Period	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %		With Sales Charge* %		Without Sales Charge %		With Sales Charge* %
Year Ended 11/30/99	+22.75	+16.31	+21.52	+17.52	+21.46		+20.46		+22.39		+15.96
Five Years Ended 11/30/99	+14.45	+13.22	+13.29	+13.29	+13.28		+13.28		+14.16		+12.93
Ten Years Ended 11/30/99	+13.53	+12.92	+12.38	+12.38	+12.60	**	+12.60	**	+13.49	**	+12.30	**

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum contingent deferred sales charge (“CDSC”) on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.
**	Since Inception October 21, 1994.

Asset Growth Average Annual Total Return
	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Period	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %
Year Ended 11/30/99	+16.95	+10.81	+15.84	+11.84	+15.73	+14.73	+16.76	+10.63
Five Years Ended 11/30/99	+9.15	+7.97	+8.04	+8.04	+7.98	+7.98	+8.88	+7.71
Inception** through 11/30/99	+7.60	+6.50	+6.52	+6.52	+6.97	+6.97	+7.85	+6.72

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.

**	The Fund’s inception periods are from 9/2/94 for Class A and Class B shares and from 10/21/94 for Class C and Class D shares.

Asset Income Average Annual Total Return
	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Period	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %
Year Ended 11/30/99	+2.65	-1.46	+1.79	-1.98	+1.64	+0.70	+2.20	-1.89
Five Years Ended 11/30/99	+9.33	+8.44	+8.49	+8.49	+8.44	+8.44	+9.02	+8.13
Inception** through 11/30/99	+8.53	+7.69	+7.71	+7.71	+7.99	+7.99	+8.56	+7.70

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 4.0%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.
**	The Fund’s inception periods are from 9/2/94 for Class A and Class B shares and from 10/21/94 for Class C and Class D shares.

Global Opportunity Average Annual Total Return
	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Period	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %	Without Sales Charge %	With Sales Charge* %
Year Ended 11/30/99	+17.26	+11.10	+15.96	+11.96	+15.82	+14.82	+16.87	+10.73
Inception** through 11/30/99	+10.32	+9.09	+9.13	+9.13	+9.08	+9.08	+10.05	+8.83

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.
**	February 1, 1995.

37

Stockholder Rights

Stockholders of Global Allocation are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Global Allocation does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Global Allocation to be issued to stockholders of the Acquired Funds in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Joint Proxy Statement and Prospectus and in the Global Allocation Prospectus. Each share of Global Allocation common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Global Opportunity, Asset Growth and Asset Income are identical to those described above.

Dividends

The current policy of Asset Growth, Asset Income and Global Opporunity with respect to dividends is substantially the same as Global Allocation’s policy except that Asset Income distributes dividends to its stockholders monthly. In addition, each Fund distributes all net realized long- or short-term capital gains, if any, to stockholders at least annually.

Automatic Dividend Reinvestment Plan

 Each of the Funds offers its stockholders an Automatic Dividend Reinvestment Plan (the “Plan”) with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for each of the Funds.

After the Reorganization, an Asset Growth, Asset Income or Global Opportunity stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Asset Growth, Asset Income or Global Opportunity stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of Global Allocation and shares of one or more of the Acquired Funds, after the Reorganization the stockholder’s election with respect to the dividends of Global Allocation will control unless the stockholder specifically elects a different option at that time.

Tax Information

 The tax consequences associated with investment in shares of Asset Growth, Asset Income and Global Opportunity are substantially the same as the tax consequences associated with investment in shares of Global Allocation. See “Summary — Tax Considerations” and “The Reorganization — Tax Consequences of the Reorganization” herein and “Your Account — Dividends and Taxes” in the Global Allocation Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for all of the Funds. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the Global Allocation Statement.

Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

Portfolio Turnover

Generally, the Funds do not purchase securities for short-term trading profits. However, the Funds may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. The portfolio turnover rates for Asset Growth for its fiscal years ended August 31, 1999 and 1998 were 141.99% and 104.48%, respectively. The portfolio turnover rates for Asset Income for its fiscal years ended December 31, 1999 and 1998 were 156.47% and 155.44%, respectively. The portfolio turnover rates for Global Opportunity for its fiscal years ended January 31, 1999 and 1998 were 134.89% and 99.11%, respectively. The portfolio turnover rates for Global Allocation for its fiscal years ended October 31, 1999 and 1998 were 26.95% and 49.67%, respectively. A high portfolio turnover may involve certain tax consequences, such as an increase

38

in capital gain dividends and ordinary income dividends of accrued market discount and may also involve correspondingly greater transactional costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. Following the Reorganization, Acquired Fund stockholders are likely to benefit from lower portfolio turnover.

Additional Information

Net Asset Value. All of the Funds determine net asset value of each class of shares once daily Monday through Friday as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

Stockholder Services. Global Allocation offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Global Allocation have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Global Opportunity, Asset Growth and Asset Income are substantially the same as those of Global Allocation. For a description of these services, see “Shareholder Services” in the Global Allocation Statement.

Custodian. Brown Brothers Harriman & Co. (“Brown Brothers”) acts as custodian for Global Allocation. Brown Brothers’ principal business address is 40 Water Street, Boston, Massachusetts 02109. The Bank of New York, (“BONY”) acts as custodian of the cash and securities of Asset Builder. The principal business address of BONY is 90 Washington Street, 12th Floor, New York, New York 11286. The Chase Manhattan Bank, N.A. (“Chase”) acts as custodian of the cash and securities of both Asset Growth and Asset Income. The principal business address of Chase is 4 Metro Tech Center, 18th Floor, Brooklyn, New York 11245. It is presently anticipated that after the Reorganization Brown Brothers will serve as the custodian of the Combined Fund.

 Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLAM, serves as the transfer agent, dividend disbursing agent and registrar with respect to each Fund (the “Transfer Agent”), at the same fee schedule, pursuant to separate registrar, transfer agency and service agreements with each of the Funds. For the fiscal year ended October 31, 1999, Global Allocation paid the Transfer Agent fees totaling $14,822,335; for the fiscal year ended December 31, 1999, Asset Income paid the Transfer Agent fees totaling $22,267; for the fiscal year ended August 31, 1999, Asset Growth paid the Transfer Agent fees totaling $35,761; and for the fiscal year ended January 31, 1999, Global Opportunity paid the Transfer Agent fees totaling $393,308.

Capital Stock. Asset Growth has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, of which each class consists of 100,000,000 shares.

Asset Income has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, of which each class consists of 100,000,000 shares.

Global Opportunity has authorized capital of 28,750,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock and consists of 6,250,000 Class A shares, 10,000,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares.

Global Allocation has an authorized capital of 3,550,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, of which Class A consists of 450,000,000 shares, Class B consists of 2,000,000,000 shares, Class C consists of 200,000,000 shares and Class D consists of 900,000,000 shares.

 The rights and preferences attributable to the Class A, Class B, Class C and Class D shares of Asset Growth, Asset Income and Global Opportunity are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Global Allocation except that the Class B, C and D shares of Global Allocation, Asset Growth, Asset Income and Global Opportunity bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The expenses attributable to all classes of shares of Asset Growth, Global Opportunity and Global Allocation are the same. The distribution fees of the Class B and Class C shares of Asset Income are lower

39

than the distribution fees associated with the Class B and Class C shares of the other Funds. After the Reorganization the holders of Class B or Class C shares of Asset Income will be subject to these higher ongoing distribution fees. It is anticipated that Asset Income stockholders will benefit, however, from being invested in a larger fund with lower overall operating expenses per share. In addition, Class B shares will convert to Class D shares, which have lower ongoing expenses, approximately eight years after purchase instead of approximately ten years after purchase. See “Summary — Pro Forma Fee Tables.”

Stockholder Inquiries. Stockholder inquiries with respect to Asset Growth, Asset Income, Global Opportunity and Global Allocation may be addressed to each Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

40

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), subject to receiving the requisite approval of the stockholders of an Acquired Fund, Global Allocation will acquire substantially all of the assets, and will assume substantially all of the liabilities, of that Acquired Fund in exchange solely for an equal aggregate value of Corresponding Shares. Upon receipt by the Acquired Fund of such Corresponding Shares, the Acquired Fund will distribute the Corresponding Shares to its stockholders as described below. The Reorganization may take place in three separate transactions at different times, and the consummation of one transaction is not dependent on the consummation of any other.

Generally, the assets transferred by an Acquired Fund to Global Allocation will equal all investments of such Acquired Fund held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of such Acquired Fund as of such time.

An Acquired Fund will distribute the Corresponding Shares of Global Allocation received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in that Acquired Fund. The Corresponding Shares received by that Acquired Fund’s stockholders will be of the same class and have the same aggregate net asset value as each such stockholder’s interest in that Acquired Fund as of the Valuation Time. (See “Terms of the Agreement and Plan — Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Global Allocation in the names of all stockholders of that Acquired Fund including stockholders holding shares in certificate form, and transferring to each stockholder’s account the Corresponding Shares representing such stockholder’s interest previously credited to the account of that Acquired Fund. Stockholders holding shares of an Acquired Fund in certificate form may receive certificates representing the Corresponding Shares of Global Allocation credited to their account in respect of such Acquired Fund shares by sending the certificates representing the Acquired Fund shares to the Transfer Agent accompanied by a written request for such exchange.

Since the Corresponding Shares will be issued at net asset value and the shares of an Acquired Fund will be valued at net asset value for the purposes of the exchange by the Acquired Fund stockholders of such shares for the Corresponding Shares, the holders of shares of an Acquired Fund will not be diluted as a result of the Reorganization. However, upon consummation of the Reorganization with respect to an Acquired Fund, a stockholder of that Acquired Fund likely would hold a reduced percentage of ownership in the Combined Fund than he or she did in the Acquired Fund prior to the Reorganization.

Procedure

On January 12, 2000, the Boards of Directors of Asset Builder, Asset Growth and Asset Income, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Global Opportunity, Asset Growth and Asset Income stockholders for approval. The Board of Directors of Global Allocation, including all of the Directors who are not interested persons, approved the Agreement and Plan on January 20, 2000.

If the stockholders of an Acquired Fund approve the Reorganization and all required regulatory approvals are obtained, the Reorganization will take place with respect to that Acquired Fund as early as possible in calendar year 2000.

If the stockholders of one or more of the Acquired Funds do not approve the Reorganization, the Reorganization will take place with respect to those Funds whose stockholders have approved the Reorganization.

The Board of Directors of Asset Builder recommends that Global Opportunity stockholders approve the Agreement and Plan.

The Board of Directors of Asset Growth recommends that Asset Growth stockholders approve the Agreement and Plan.

The Board of Directors of Asset Income recommends that Asset Income stockholders approve the Agreement and Plan.

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Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

Valuation of Assets and Liabilities. The respective assets of Global Opportunity, Asset Growth, Asset Income and Global Allocation will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under “Your Account — How Shares Are Priced” in the Global Allocation Prospectus. Purchase orders for Global Opportunity, Asset Growth or Asset Income shares which have not been confirmed as of the Valuation Time will be treated as assets of Global Opportunity, Asset Growth or Asset Income for purposes of the Reorganization; redemption requests which have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

Distribution of Corresponding Shares. On the next full business day following the Valuation Time (the “Exchange Date”), Global Allocation will issue to Asset Builder, Asset Growth and Asset Income a number of shares the aggregate net asset value of which will equal the respective aggregate net asset values of shares of Global Opportunity, Asset Growth and Asset Income as of the Valuation Time. Each holder of Global Opportunity, Asset Growth and Asset Income shares will receive, in exchange for his or her proportionate interest in Global Opportunity, Asset Growth or Asset Income, Corresponding Shares of the same class and having the same aggregate net asset value as the Global Opportunity, Asset Growth or Asset Income shares held by such stockholder as of the Valuation Time.

Expenses. The expenses of the Reorganization that are directly attributable to each Acquired Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meetings of stockholders and the expenses related to the solicitation of proxies to be voted at those meetings. Each Acquired Fund will bear its pro rata share of such expenses based on the number of stockholder accounts. The expenses attributable to Global Allocation include the costs of printing sufficient copies of its Prospectus and Annual Report to accompany the Joint Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by each Fund. MLAM has agreed to bear the expenses of the Reorganization attributable to Global Allocation.

Required Approvals. Under the Articles of Incorporation (as amended to date) of each Acquired Fund and relevant Maryland law, stockholder approval of the Agreement and Plan with respect to an Acquired Fund requires the affirmative vote of stockholders of that Acquired Fund representing a majority of the total number of votes of that Acquired Fund entitled to be cast thereon.

Termination and Deregistration of the Acquired Funds. Following the transfer of the assets and liabilities of an Acquired Fund to Global Allocation and distribution of Corresponding Shares of Global Allocation to that Acquired Fund’s stockholders, (i) Asset Income and Asset Growth will each terminate their registrations under the Investment Company Act and their incorporation under Maryland law, and (ii) Asset Builder will take action to terminate the Global Opportunity series under Maryland law.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of an Acquired Fund and Global Allocation pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by that Acquired Fund’s stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of that Acquired Fund and Global Allocation being confirmed by the respective parties.

Postponement, Termination. The Agreement and Plan may be terminated, and the Reorganization with respect to an Acquired Fund abandoned at any time, whether before or after adoption thereof by the stockholders of that Acquired Fund, prior to the Exchange Date or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Global Allocation and that Acquired Fund; (ii) by the Board of Directors of the Acquired Fund if any condition to such Acquired Fund’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Allocation if any condition to Global Allocation’s obligations has not been fulfilled or waived by such Board.

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Potential Benefits to Stockholders of the Funds as a Result of the Reorganization

MLAM and the Board of Directors of each Acquired Fund have determined that stockholders are likely to benefit from the Reorganization. With respect to Global Opportunity and Asset Growth, following the Reorganization, their respective stockholders will remain invested in an open-end fund that has investment objectives and policies similar to those of such Funds. In addition, the stockholders of each of the Acquired Funds are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

As previously stated, since the commencement of their operations, MLAM has voluntarily waived all of its investment advisory fees and reimbursed certain other expenses with respect to Asset Income, and voluntarily waived all of its investment advisory fees with respect to Asset Growth. In addition MLAM has agreed to voluntarily waive a portion of its fee with respect to Global Allocation so that MLAM receives a fee at the annual rate of 0.75% of the average daily net assets of Global Allocation for the first $2.5 billion; 0.70% of the average daily net assets from $2.5 billion to $5.0 billion; 0.65% of the average daily net assets from $5.0 billion to $7.5 billion; 0.625% of the average daily net assets from $7.5 billion to $10 billion; and 0.60% of the average daily net assets above $10 billion. MLAM is not currently waiving any portion of its investment advisory fee or reimbursing any expenses with respect to Global Opportunity. The table below sets forth the total operating expense ratio of each of the Funds and the Pro Forma Global Allocation both including and excluding any applicable fee waivers and excluding any distribution and account maintenance fees.

	Net Assets as of November 30, 1999	Total Operating Expense Ratio (excluding fee waivers)	Total Operating Expense Ratio (including fee waivers)
Global Allocation	$7,412,643,580	0.97%	0.92%
Asset Income	$ 10,383,739	3.99%	0.50%
Asset Growth	$ 6,622,246	4.98%	4.23%
Global Opportunity	$ 62,393,855	1.69%	1.69%
Pro Forma Global Allocation	$7,492,043,420	0.97%	0.92%

     MLAM may discontinue waiving its fee with respect to Global Allocation, Asset Income and Asset Growth and reimbursing expenses with respect to Asset Income. In the event that all waivers and reimbursements with respect to the Funds, including Global Allocation, were discontinued, after the Reorganization, on a pro forma basis, the total operating expenses of the Combined Fund, as a percentage of net assets, would be 0.97% which is 3.02% lower than the ratio of Asset Income’s current operating expenses to net assets, 4.01% lower than the ratio of Asset Growth’s current operating expenses to net assets, and 0.72% lower than the ratio of Global Opportunity’s current operating expenses to net assets. This ratio represents no change for Global Allocation. MLAM believes that the decreases are attributable to the fact that certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by stockholders of the Acquired Funds as part of the Combined Fund. This information is based on the aggregate net assets of the Funds; for information on a class basis which excludes fee waivers, see “Summary — Pro Forma Fee Tables.”

     MLAM believes that the Reorganization is in the best interests of the stockholders of each of the Funds.

  Based on the foregoing, the Boards of Directors of Asset Builder, Asset Growth and Asset Income concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each of the Funds determined that the interests of existing stockholders of the Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Global Allocation and each Acquired Fund have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and Global Allocation intends to continue to so qualify after the Reorganization. The

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Funds have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer by each Acquired Fund of substantially all of its assets to Global Allocation in exchange solely for shares of Global Allocation as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a “party” to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by an Acquired Fund as a result of the asset transfer solely in exchange for Global Allocation shares or on the distribution of the Global Allocation stock to its stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by Global Allocation on the receipt of assets of an Acquired Fund in exchange for Global Allocation shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of an Acquired Fund on the receipt of Corresponding Shares of Global Allocation in exchange for their shares of the Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of an Acquired Fund’s assets in the hands of Global Allocation will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Allocation received by the stockholders of an Acquired Fund in the Reorganization will be equal to the tax basis of the shares of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Global Allocation will be determined by including the period for which such stockholder held the Acquired Fund shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Allocation’s holding period with respect to an Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; and (ix) the taxable year of each Acquired Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Global Allocation will succeed to and take into account certain tax attributes of each Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

Asset Income has significant undistributed net realized capital losses as of November 30, 1999, which are completely offset by net unrealized appreciation as of the same date. Global Allocation has some undistributed net realized capital gains as of November 30, 1999 and also has a significant amount of net unrealized appreciation as of the same date. After the Reorganization, Acquired Fund stockholders will share in the net unrealized appreciation of Global Allocation, and to the extent such appreciation is realized, will be subject to any tax consequences related to that appreciation. Also, after the Reorganization, current Global Allocation stockholders as well as stockholders of the other Acquired Funds will benefit from the ability of Global Allocation to share in a portion of the undistributed net realized capital losses of Asset Income, which can be used to offset realized capital gains. It is anticipated that over time the reduction in expenses experienced by Acquired Fund stockholders as a result of the Reorganization will offset in whole or in part any potential increased tax liability.

Status as a Regulated Investment Company. Global Allocation and each Acquired Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization Global Allocation intends to continue to operate so as to qualify as a regulated investment company.

Capitalization

The following table sets forth as of November 30, 1999: (i) the capitalization of Global Opportunity, Asset Growth and Asset Income (ii) the capitalization of Global Allocation and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization assuming all three transactions were consummated as of that date.

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Pro Forma Capitalization of Global Opportunity, Asset Growth, Asset Income, Global Allocation and the Combined Fund as of November 30, 1999

	Global Opportunity
	Class A	Class B	Class C	Class D
Total Net Assets:	$191,933	$40,826,756	$18,301,949	$3,073,217
Shares Outstanding:	14,125	3,088,979	1,388,448	227,423
Net Asset Value Per Share:	$13.59	$13.22	$13.18	$13.51

	Asset Growth
	Class A	Class B	Class C	Class D
Total Net Assets:	$615,126	$5,320,772	$411,899	$274,449
Shares Outstanding:	52,234	459,258	35,775	23,223
Net Asset Value Per Share:	$11.78	$11.59	$11.51	$11.82

	Asset Income
	Class A	Class B	Class C	Class D
Total Net Assets:	$315,008	$7,820,626	$663,756	$1,584,349
Shares Outstanding:	31,056	772,137	65,502	156,510
Net Asset Value Per Share:	$10.14	$10.13	$10.13	$10.12

	Global Allocation
	Class A	Class B	Class C	Class D
Total Net Assets:	$1,325,663,419	$4,510,365,498	$325,149,008	$1,251,465,655
Shares Outstanding:	87,907,547	305,013,247	22,286,658	83,167,758
Net Asset Value Per Share:	$15.08	$14.79	$14.59	$15.05

	Combined Fund*
	Class A	Class B	Class C	Class D
Total Net Assets:	$1,326,785,486	$4,564,333,652	$344,526,612	$1,256,397,670
Shares Outstanding:	87,983,122	308,609,442	23,613,887	83,481,573
Net Asset Value Per Share:	$15.08	$14.79	$14.59	$15.05

*	Total Net Assets and Net Asset Value Per Share includes the aggregate value of the net assets of Global Opportunity, Asset Growth and Asset Income which would have been transferred to Global Allocation had all three transactions comprising the Reorganization been consummated on November 30, 1999. Data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Global Allocation the stockholders of Global Opportunity, Asset Growth and Asset Income will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Global Allocation that actually will be received on or after such date.

INFORMATION CONCERNING THE SPECIAL MEETINGS

Date, Time and Place of Meetings

 The Meetings will be held on April 26, 2000, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:45 a.m. Eastern time (for Asset Growth), 9:15 a.m. Eastern time (for Asset Income) and at 10:15 a.m. Eastern time (for Global Opportunity).

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the appropriate Fund. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” the approval of the Agreement and Plan.

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It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Global Opportunity, Asset Growth and Asset Income at the close of business on March 15, 2000 (the “Record Date”) are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, for each Acquired Fund the number of shares of common stock issued and outstanding and entitled to vote is shown below.

	Fund	Shares
	Asset Growth Asset Income Global Opportunity	619,635.844 937,858.494 4,857,481.857

Security Ownership of Certain Beneficial Owners and Management of Global Opportunity, Asset Growth, Asset Income and Global Allocation

 To the knowledge of Global Opportunity, as of the Record Date, no person or entity owned beneficially or of record 5% or more of the shares of Global Opportunity outstanding.

At the Record Date, the Directors and officers of Global Opportunity as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of Global Opportunity. At such date, Mr. Glenn, the President and a Director of Global Opportunity, Mr. Zeikel, a Director of Global Opportunity, and the other Directors and officers of Global Opportunity owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

To the knowledge of Asset Growth, as of the Record Date, no person or entity owned beneficially or of record 5% or more of the shares of Asset Growth outstanding with the exception of:

Name and Address	Percent
Merrill Lynch Trust Co.(1) P.O. Box 30532 New Brunswick, NJ 08989	15%

At the Record Date, the Directors and officers of Asset Growth as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Asset Growth. At such date, Mr. Glenn, the President and a Director of Asset Growth, Mr. Zeikel, a Director of Asset Growth and the other Directors and officers of Asset Growth owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

To the knowledge of Asset Income, as of the Record Date, no person or entity owned beneficially or of record 5% or more of the shares of Asset Income outstanding.

At the Record Date, the Directors and officers of Asset Income as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Asset Income. At such date, Mr. Glenn, the President and a Director of Asset Income, Mr. Zeikel, a Director of Asset Income, and the other Directors and officers of Asset Income owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

To the knowledge of Global Allocation, as of the Record Date, no person or entity owned beneficially or of record 5% or more of the shares of Global Allocation outstanding with the exception of:

Name and Address	Percent
Merrill Lynch Trust Company (1) P.O. Box 30532 New Brunswick, NJ 08989	13%

(1)	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as Trustee.

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     At the Record Date, the officers and Directors of Global Allocation as a group (8 persons) owned an aggregate of less than 1% of the outstanding shares of Global Allocation. At such date, Mr. Glenn, the President and a Director of Global Allocation, Mr. Zeikel, a Director of Global Allocation, and the other Directors and officers of Global Allocation owned less than 1% of the outstanding shares of stock of
ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Global Opportunity, Asset Growth and Asset Income is entitled to one vote. With respect to each Acquired Fund, approval of the Agreement and Plan by that Fund requires the affirmative vote of the stockholders of that Acquired Fund representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

Under Maryland law, stockholders of a registered open-end investment company such as Asset Builder, Asset Growth and Asset Income are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meetings. However, any stockholder of Global Opportunity, Asset Growth and Asset Income may redeem his or her respective shares prior to the Reorganization.

 A quorum for the purposes of the Meeting of each of Asset Growth and Asset Income consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. A quorum for purposes of the Meeting of Global Opportunity consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meetings, a quorum of the stockholders of one of the Acquired Funds is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Global Opportunity, Asset Growth or Asset Income, as the case may be, the persons named as proxies may propose one or more adjournments of the Meetings with respect to that Acquired Fund to permit further solicitation of proxies from stockholders of that Fund. Any such adjournment will require the affirmative vote of a majority of the shares of that Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Fund’s stockholders.

If the Reorganization is approved by the stockholders of one or two but not all of the Acquired Funds, subject to obtaining any other required approvals, the Reorganization will be consummated as to that Fund or Funds in accordance with the terms of the Agreement and Plan. The Meeting of the stockholders of the non-approving Fund would be adjourned to allow further solicitation of stockholders in order to secure the required vote. The Reorganization would then be consummated as to that Fund at a later date.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and Joint Proxy Statement will be borne pro rata by the Acquired Funds based on the number of stockholder accounts. Such expenses are currently estimated to be $196,000.

Global Opportunity, Asset Growth and Asset Income likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Global Opportunity, Asset Growth and Asset Income and certain persons that these Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of these Funds.

 In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Global Opportunity, Asset Growth and Asset Income. Global Opportunity, Asset Growth and Asset Income have retained, at their expense, Shareholder Communications Corporation, with offices at 17 State Street, New York, New York 10004, to aid in the solicitation of proxies at a cost of approximately $10,000, plus out-of-pocket expenses.

Broker-dealer firms, including Merrill Lynch, holding shares of Global Opportunity, Asset Growth and Asset Income in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies which are returned but which are marked “abstain” or with respect to which a broker-

47

dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Asset Builder, Asset Growth, Asset Income and Global Allocation, respectively, have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

Asset Builder, Asset Growth, Asset Income and Global Allocation all file reports and other information with the Securities and Exchange Commission. Reports, proxy statements, registration statements and other information filed by Asset Builder, Asset Growth, Asset Income and Global Allocation can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, the Global Allocation Prospectus, the Global Allocation Statement of Additional Information dated February 1, 2000, the Asset Builder Prospectus, the Asset Builder Statement of Additional Information dated July 1, 1999, the Asset Growth Prospectus, the Asset Growth Statement of Additional Information dated December 7, 1999, the Asset Income Prospectus, the Asset Income Statement of Additional Information dated April 30, 1999 and other material incorporated by reference and other information regarding the Funds.

LEGAL PROCEEDINGS

There are no material legal proceedings to which Asset Builder, Asset Growth, Asset Income or Global Allocation is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for Asset Builder and Global Allocation by Brown & Wood LLP, One World Trade Center, New York, New York 10048 and for Asset Growth and Asset Income by Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Clifford Chance Rogers & Wells LLP will rely as to matters of Maryland law on the opinion of Brown & Wood LLP, 1666 K Street, N.W., Washington, D.C. 20006-1208.

EXPERTS

The financial highlights of Asset Growth, Asset Income, Global Opportunity and Global Allocation included in this Joint Proxy Statement and Prospectus, except for the financial highlights for the six-month period ended July 31, 1999 for Global Opportunity, have been so included in reliance on the reports of Deloitte & Touche LLP (“D&T”), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meetings of stockholders of Asset Growth, Asset Income or Global Opportunity must be received by Asset Growth, Asset Income or Global Opportunity in a reasonable time before the Boards of Directors’ solicitation relating to such meeting is to be made in order to be considered in such Fund’s proxy statement and form of proxy relating to the meeting.

By Order of the Boards of Directors,

BARBARA G. FRASER Secretary Merrill Lynch Asset Growth Fund, Inc. Merrill Lynch Asset Income Fund, Inc.  Merrill Lynch Asset Builder Program, Inc.

48

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 22nd day of March, 2000, by and between Merrill Lynch Asset Builder Program, Inc., a Maryland corporation (“Asset Builder”), Merrill Lynch Asset Income Fund, Inc., a Maryland corporation (“Asset Income”), Merrill Lynch Asset Growth Fund, Inc., a Maryland corporation (“Asset Growth”), and Merrill Lynch Global Allocation Fund, Inc., a Maryland corporation (“Global Allocation”).

PLAN OF REORGANIZATION

The reorganization will comprise the following:

(a)(1) the acquisition by Global Allocation of substantially all of the assets, and the assumption of substantially all of the liabilities, of Global Opportunity, a portfolio of Asset Builder, in exchange solely for an equal aggregate value of newly issued shares of Global Allocation’s common stock, with a par value of $.10 per share, and (2) the subsequent distribution of Corresponding Shares (defined below) of Global Allocation to Global Opportunity stockholders in exchange for their shares of common stock of Global Opportunity, with a par value of $.10 per share;

(b)(1) the acquisition by Global Allocation of substantially all of the assets, and the assumption of substantially all of the liabilities, of Asset Income, in exchange solely for an equal aggregate value of newly issued shares of Global Allocation’s common stock, with a par value of $.10 per share, and (2) the subsequent distribution of Corresponding Shares (defined below) of Global Allocation to Asset Income stockholders in exchange for their shares of common stock of Asset Income, with a par value of $.10 per share; and

(c)(1) the acquisition by Global Allocation of substantially all of the assets, and the assumption of substantially all of the liabilities, of Asset Growth, in exchange solely for an equal aggregate value of newly issued shares of Global Allocation’s common stock, with a par value of $.10 per share, and (2) the subsequent distribution of Corresponding Shares (defined below) of Global Allocation to Asset Growth stockholders in exchange for their shares of common stock of Asset Growth, with a par value of $.10 per share.

The transaction described in each of the paragraphs (a), (b) and (c) above may be consummated upon and subject to the terms hereinafter set forth without the consummation of the transactions described in the other paragraphs and would be referred to singly or collectively as the “Reorganization.” Asset Builder and Global Opportunity are sometimes referred to herein as “Global Opportunity;” Global Opportunity, Asset Income, Asset Growth and Global Allocation are sometimes referred to herein collectively as the “Funds;” and Global Opportunity, Asset Income and Asset Growth are sometimes referred to herein collectively as the “Acquired Funds.”

In the course of the Reorganization, shares of Global Allocation will be distributed to stockholders of each Acquired Fund as follows: each holder of Acquired Fund shares will be entitled to receive shares of that class of Global Allocation having the same letter designation (e.g., Class A, Class B, Class C or Class D) (“Corresponding Shares”), as the shares of that Acquired Fund owned by such stockholder as of the Valuation Time (as defined in Section 5(c) of this Agreement). The aggregate net asset value of the Corresponding Shares of Global Allocation to be received by each stockholder of an Acquired Fund will equal the aggregate net asset value of the shares of that Acquired Fund owned by such stockholder as of the Valuation Time. In consideration therefor, on the Exchange Date (as defined in Section 9 of this Agreement), Global Allocation shall acquire substantially all of the assets of each Acquired Fund and assume substantially all of that Acquired Fund’s obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, the Directors of Asset Income and Asset Growth shall take such action necessary to dissolve each of those Funds in accordance with the laws of the State of Maryland and to terminate each of their registrations under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Directors of Asset Builder shall take such action necessary to terminate Global Opportunity as a series of Asset Builder in accordance with the laws of the State of Maryland.

I-1

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each of the Funds hereby agrees as follows:

1. Representations and Warranties of Asset Builder.

Asset Builder represents and warrants to, and agrees with Global Allocation that:

(a) Asset Builder is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Asset Builder has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Asset Builder is duly registered under the 1940 Act as an open-end management investment company (File No. 811-7177), and such registration has not been revoked or rescinded and is in full force and effect. Asset Builder has elected and qualified Global Opportunity for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since Global Opportunity’s inception and intends to continue to so qualify Global Opportunity for the taxable year in which the Exchange Date occurs.

(c) As used in this Agreement, the term “Global Opportunity Investments” shall mean (i) the investments of Global Opportunity shown on the schedule of its investments as of the Valuation Time (as defined in Section 5(c) of this Agreement) furnished to Global Allocation; and (ii) all other assets owned by Global Opportunity or liabilities incurred as of the Valuation Time.

(d) Asset Builder has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Global Allocation has been furnished with a statement of assets and liabilities and a schedule of investments of Global Opportunity, each as of January 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Opportunity and an unaudited schedule of investments of Global Opportunity, each as of the Valuation Time, will be furnished to each of Asset Income, Asset Growth and Global Allocation at or prior to the Exchange Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 6 of this Agreement; and each will fairly present the financial position of Global Opportunity as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Global Allocation has been furnished with Asset Builder’s Annual Report to Stockholders for the year ended January 31, 1999 and any subsequent Semi-Annual Report to Stockholders which may be available, and the financial statements appearing in such reports fairly present the financial position of Asset Builder and Global Opportunity as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(g) Global Allocation has been furnished with the prospectus and statement of additional information of Asset Builder with respect to Global Opportunity, each dated June 1, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Builder, threatened against it or Global Opportunity which assert liability on the part of Asset Builder, which materially affect its financial condition or its ability to consummate the Reorganization. Neither Asset Builder nor Global Opportunity is charged with nor, to the best of the knowledge of Asset Builder, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

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(i) There are no material contracts outstanding relating to Global Opportunity to which Asset Builder is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Asset Income, Asset Growth or Global Allocation prior to the Valuation Time.

(j) Asset Builder is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

(k) Global Opportunity has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semiannual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Builder will advise Global Allocation in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Global Opportunity.

(l) Asset Builder has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Asset Builder have been adequately provided for on its books, and no tax deficiency or liability of Asset Builder has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(m) At both the Valuation Time and the Exchange Date, Asset Builder will have full right, power and authority to sell, assign, transfer and deliver the Global Opportunity Investments. At the Exchange Date, subject only to the delivery of the Global Opportunity as contemplated by this Agreement, Asset Builder will have good and marketable title to all of the Global Opportunity Investments, and Global Allocation will acquire all of the Global Opportunity Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Global Opportunity Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Builder of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(o) The registration statement filed by Global Allocation on Form N-14 relating to the shares of Global Allocation to be issued pursuant to this Agreement, which includes the combined proxy statement of the Acquired Funds and the prospectus of Global Allocation with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the stockholders meetings referred to in Section 8(a) of this Agreement and on the Exchange Date, insofar as it relates to Global Opportunity (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Opportunity for use in the N-14 Registration Statement as provided in Section 8(d) of this Agreement.

(p) Asset Builder is authorized to issue 2,000,000,000 shares of common stock, par value $.10 per share, of which 28,750,000 have been designated to Global Opportunity as follows: 6,250,000 Class A shares, 10,000,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares, each outstanding share of which is fully paid, and nonassessable and has full voting rights.

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(q) The books and records of Asset Builder with respect to Global Opportunity made available to Global Allocation and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Global Opportunity.

(r) Asset Builder will not sell or otherwise dispose of any of the shares of Global Allocation to be received in the Reorganization, except in distribution to the stockholders of Global Opportunity.

2. Representations and Warranties of Asset Income.

Asset Income represents and warrants to, and agrees with Global Allocation that:

(a) Asset Income is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Asset Income has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Asset Income is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-7181), and such registration has not been revoked or rescinded and is in full force and effect. Asset Income has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for the taxable year in which the Exchange Date occurs.

(c) As used in this Agreement, the term “Asset Income Investments” shall mean (i) the investments of Asset Income shown on the schedule of investments of Asset Income as of the Valuation Time (as defined in Section 5(c) of this Agreement) furnished to Global Allocation; and (ii) all other assets owned by Asset Income or liabilities incurred as of the Valuation Time.

(d) Asset Income has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

 (e) Global Allocation has been furnished with a statement of assets and liabilities and a schedule of investments of Asset Income, each as of December 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Asset Income and an unaudited schedule of investments of Asset Income, each as of the Valuation Time, will be furnished to Global Allocation at or prior to the Exchange Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 6 of this Agreement; and each will fairly present the financial position of Asset Income as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Global Allocation has been furnished with Asset Income’s Annual Report to Stockholders for the year ended December 31, 1999, and any subsequent Semiannual Report to Stockholders which may be available, and the financial statements appearing in such reports fairly present the financial position of Asset Income as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(g) Global Allocation has been furnished with the prospectus and statement of additional information of Asset Income, each dated April 30, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Income, threatened against it which assert liability on the part of Asset Income or which materially affect its financial condition or its ability to consummate the Reorganization. Asset Income is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Asset Income is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Allocation prior to the Valuation Time.

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(j) Asset Income is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

(k) Asset Income has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Income will advise Global Allocation in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Asset Income.

(l) Asset Income has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Asset Income have been adequately provided for on its books, and no tax deficiency or liability of Asset Income has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(m) At both the Valuation Time and the Exchange Date, Asset Income will have full right, power and authority to sell, assign, transfer and deliver the Asset Income Investments. At the Exchange Date, subject only to the delivery of the Asset Income Investments as contemplated by this Agreement, Asset Income will have good and marketable title to all of the Asset Income Investments, and Global Allocation will acquire all of the Asset Income Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Asset Income Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Income of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 8(a) of this Agreement and on the Exchange Date, insofar as it relates to Asset Income (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Asset Income for use in the N-14 Registration Statement as provided in Section 8(d) of this Agreement.

(p) Asset Income is authorized to issue 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid, and nonassessable and has full voting rights.

(q) The books and records of Asset Income made available to Global Allocation and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Asset Income.

(r) Asset Income will not sell or otherwise dispose of any of the shares of Global Allocation to be received in the Reorganization, except in distribution to the stockholders of Asset Income.

3. Representations and Warranties of Asset Growth.

Asset Growth represents and warrants to, and agrees with Global Allocation that:

(a) Asset Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Asset

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Growth has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Asset Growth is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-7183), and such registration has not been revoked or rescinded and is in full force and effect. Asset Growth has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for the taxable year in which the Exchange Date occurs.

(c) As used in this Agreement, the term “Asset Growth Investments” shall mean (i) the investments of Asset Growth shown on the schedule of its investments as of the Valuation Time (as defined in Section 5(c) of this Agreement) furnished to Global Allocation; and (ii) all other assets owned by Asset Growth or liabilities incurred as of the Valuation Time. The Asset Growth Investments together with the Global Opportunity Investments and the Asset Income Investments may sometimes be referred to herein collectively as the “Acquired Fund Investments.”

(d) Asset Growth has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Global Allocation has been furnished with a statement of assets and liabilities and a schedule of investments of Asset Growth, each as of August 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Asset Growth and an unaudited schedule of investments of Asset Growth, each as of the Valuation Time, will be furnished to Global Allocation at or prior to the Exchange Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 6 of this Agreement; and each will fairly present the financial position of Asset Growth as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Global Allocation has been furnished with Asset Growth’s Annual Report to Stockholders for the year ended August 31, 1999, and any subsequent Semi-Annual Report to Stockholders which may be available, and the financial statements appearing in such reports fairly present the financial position of Asset Growth as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(g) Global Allocation has been furnished with the prospectus and statement of additional information of Asset Growth, each dated December 7, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Growth, threatened against it which assert liability on the part of Asset Growth or which materially affect its financial condition or its ability to consummate the Reorganization. Asset Growth is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Asset Growth is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Allocation prior to the Valuation Time.

(j) Asset Growth is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

(k) Asset Growth has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Growth will advise Global

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Allocation in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Asset Growth.

(l) Asset Growth has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Asset Growth have been adequately provided for on its books, and no tax deficiency or liability of Asset Growth has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(m) At both the Valuation Time and the Exchange Date, Asset Growth will have full right, power and authority to sell, assign, transfer and deliver the Asset Growth Investments. At the Exchange Date, subject only to the delivery of the Asset Growth Investments as contemplated by this Agreement, Asset Growth will have good and marketable title to all of the Asset Growth Investments, and Global Allocation will acquire all of the Asset Growth Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Growth of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 8(a) of this Agreement and on the Exchange Date, insofar as it relates to Asset Growth (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Asset Growth for use in the N-14 Registration Statement as provided in Section 8(d) of this Agreement.

(p) Asset Growth is authorized to issue 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid, and nonassessable and has full voting rights.

(q) The books and records of Asset Growth made available to Global Allocation and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Asset Growth.

(r) Asset Growth will not sell or otherwise dispose of any of the shares of Global Allocation to be received in the Reorganization, except in distribution to the stockholders of Asset Growth.

4. Representations and Warranties of Global Allocation.

Global Allocation represents and warrants to, and agrees with, each of Global Opportunity, Asset Income and Asset Growth that:

(a) Global Allocation is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Allocation has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Global Allocation is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-5576), and such registration has not been revoked or rescinded and is in full force and effect. Global Allocation has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

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(c) Each of the Acquired Funds has been furnished with a statement of assets and liabilities and a schedule of investments of Global Allocation, each as of October 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Allocation and an unaudited schedule of investments of Global Allocation, each as of the Valuation Time, will be furnished to each of the Acquired Funds at or prior to the Exchange Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 6 of this Agreement; and each will fairly present the financial position of Global Allocation as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Each of the Acquired Funds has been furnished with Global Allocation’s Annual Report to Stockholders for the year ended October 31, 1999, and the audited financial statements appearing therein fairly present the financial position of Global Allocation as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

 (e) Each of the Acquired Funds has been furnished with the prospectus and statement of additional information of Global Allocation, each dated February 1, 2000, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Global Allocation has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Allocation, threatened against it which assert liability on the part of Global Allocation or which materially affect its financial condition or its ability to consummate the Reorganization. Global Allocation is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Global Allocation is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding to which Global Allocation is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to each of the Acquired Funds prior to the Valuation Time.

(j) Global Allocation has no known liabilities of a material amount, contingent or otherwise, other than those shown on Global Allocation’s statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, Global Allocation will advise each of the Acquired Funds in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Allocation of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 8(a) of this Agreement and at the Exchange Date, insofar as it relates to Global Allocation (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Allocation for use in the N-14 Registration Statement as provided in Section 8(d) of this Agreement.

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(m) Global Allocation is authorized to issue 3,550,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A consists of 450,000,000 shares, Class B consists of 2,000,000,000 shares, Class C consists of 200,000,000 shares and Class D consists of 900,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

(n) The Global Allocation shares to be issued to each Acquired Fund for distribution to the stockholders of such Acquired Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Global Allocation will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Exchange Date, the Global Allocation shares to be transferred to each Acquired Fund for distribution to the stockholders of such Acquired Fund on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Funds presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Exchange Date, Global Allocation will have obtained any and all regulatory, Director and stockholder approvals, necessary to issue the shares of Global Allocation to each Acquired Fund for distribution to the stockholders of such Acquired Fund.

5. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of an Acquired Fund, and to the other terms and conditions contained herein, such Acquired Fund agrees to convey, transfer and deliver to Global Allocation for the benefit of Global Allocation and Global Allocation agrees to acquire from such Acquired Fund for the benefit of Global Allocation, on the Exchange Date or Dates all of the Acquired Fund Investments (including interest accrued as of the relevant Valuation Time on debt instruments) of that Acquired Fund, and assume substantially all of the liabilities of that Acquired Fund, in exchange solely for that number of shares of Global Allocation provided in Section 6 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, each Acquired Fund will distribute all Global Allocation shares received by it to its respective stockholders in exchange for their corresponding shares of that Acquired Fund. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Global Allocation in the amounts due the stockholders of each Acquired Fund based on their respective holdings in such Acquired Fund as of the applicable Valuation Time.

(b) Each Acquired Fund will pay or cause to be paid to Global Allocation any interest it receives on or after the applicable Exchange Date with respect to the Acquired Fund Investments transferred to Global Allocation hereunder.

 (c) The Valuation Time shall be 4:00 p.m. New York time, on June 2, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”). As used herein, the term Valuation Time shall mean the date and time stated in the preceding sentence or with respect to an Acquired Fund that does not obtain the required vote of its stockholders prior to the stated date and time, such later date and time as may be agreed upon by such Acquired Fund and Global Allocation.

(d) Global Allocation will acquire substantially all of the assets of, and assume all of the known liabilities of, each Acquired Fund, except that recourse for such liabilities will be limited substantially to the net assets of that Acquired Fund acquired by Global Allocation. The known liabilities of each Acquired Fund as of the Valuation Time shall be confirmed in writing to Global Allocation by that Acquired Fund pursuant to Sections 1(k), 2(k) and 3(k) of this Agreement.

(e) Global Allocation and each Acquired Fund will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any such other instrument as may be required by the State of Maryland to effect the transfer of the Acquired Fund Investments to Global Allocation.

(f) Following the distribution referred to in subparagraph 5(a) above, Asset Income and Asset Growth will be dissolved by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland, and Global Opportunity shall be terminated by Asset Builder as a series of Asset Builder by such action necessary in accordance with the laws of the State of Maryland.

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6. Issuance and Valuation of Global Allocation Shares in the Reorganization.

Full shares of Global Allocation, and to the extent necessary, any fractional shares of Global Allocation, of an aggregate net asset value equal to the net asset value of the assets of each Acquired Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of such Acquired Fund assumed by Global Allocation, shall be issued by Global Allocation in exchange for such assets of that Acquired Fund. The net asset value of each of the Acquired Funds and Global Allocation shall be determined in accordance with the procedures described in the prospectus of Global Allocation dated March 1, 1999 as of the Valuation Time. Such valuation and determination shall be made by Global Allocation in cooperation with each Acquired Fund. Global Allocation shall issue its Class A, Class B, Class C and Class D shares to each Acquired Fund in certificates or share deposit receipts (one in respect of each Class) registered in the name of that Acquired Fund. Each Acquired Fund shall distribute Corresponding Shares of Global Allocation to its stockholders by redelivering such certificates to Financial Data Services, Inc.

7. Payment of Expenses.

(a) With respect to expenses incurred in connection with the Reorganization, the expenses of the Reorganization that are directly attributable to each Acquired Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meetings of stockholders and the expenses related to the solicitation of proxies to be voted at those meetings. Each Acquired Fund will bear its pro rata share of such expenses based on the number of stockholder accounts. The expenses attributable to Global Allocation include the costs of printing sufficient copies of its Prospectus and Annual Report to accompany the Joint Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by each Fund. MLAM has agreed to bear the expenses of the Reorganization attributable to Global Allocation.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

8. Covenants of the Funds.

(a) Each Acquired Fund agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of Global Allocation and each Acquired Fund that the holders of a majority of the shares of such Acquired Fund issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such special meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Exchange Date.

(c) Each Acquired Fund agrees that following the consummation of the Reorganization, it will dissolve or otherwise terminate in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Global Allocation shares other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by Global Allocation, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

(d) Asset Income and Asset Growth each undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Asset Income or Asset Growth, as the case may be, has ceased to be a registered investment company.

     (e) Global Allocation will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. The Acquired Funds and Global Allocation agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the
N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(f) No Acquired Fund has any plan or intention to sell or otherwise dispose of its assets to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

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(g) The Acquired Funds and Global Allocation each agree that by the Exchange Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Global Allocation and each Acquired Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Global Allocation agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of each Acquired Fund for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, each Acquired Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to it with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, each Acquired Fund shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date to the extent that the Acquired Fund accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P., (“MLAM”) at the time such tax returns and Forms 1099 are prepared.

(h) Each Acquired Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(i) Following the consummation of the Reorganization, Global Allocation expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

9. Exchange Date.

(a) Delivery of the assets of each Acquired Fund to be transferred, together with any other Acquired Fund Investments of such Acquired Fund, and the Global Allocation shares to be issued to such Acquired Fund, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by such Acquired Fund and Global Allocation, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Acquired Fund Investments of an Acquired Fund, for any reason, are not transferable on the Exchange Date, such Acquired Fund shall cause such Investments to be transferred to Global Allocation’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

(b) Each of the Acquired Funds will deliver to Global Allocation on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of their respective Acquired Fund Investments delivered to Global Allocation hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Exchange Date, each Acquired Fund shall deliver to Global Allocation a list of the names and addresses of all of its stockholders of record on the Exchange Date and the number of shares owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for that Acquired Fund or by its President.

(d) As used in this section and throughout this Agreement, Exchange Date shall mean the date on which the Reorganization is consummated as to an Acquired Fund. The parties agree that the Reorganization may be consummated separately as to each Acquired Fund on one or more Exchange Dates.

10. Conditions of the Acquired Funds.

The obligations of each Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of that Acquired Fund, issued and outstanding and entitled to vote thereon, voting together as a single class, and the affirmative vote of a majority of the Board of

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Directors of Global Allocation; and that Global Allocation shall have delivered to that Acquired Fund a copy of the resolution approving this Agreement adopted by Global Allocation’s Board of Directors, certified by the Secretary of Global Allocation.

(b) That Global Allocation shall have furnished to that Acquired Fund a statement of Global Allocation’s assets and liabilities, with values determined as provided in Section 6 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Global Allocation’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Allocation’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Global Allocation since the date of Global Allocation’s most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That Global Allocation shall have furnished to that Acquired Fund a certificate signed by Global Allocation’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Global Allocation made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Allocation has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That each Acquired Fund shall have received an opinion of Brown & Wood LLP, as counsel to Global Allocation, in form satisfactory to that Acquired Fund and dated the Exchange Date, to the effect that (i) Global Allocation is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Global Allocation to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Global Allocation, and no stockholder of Global Allocation has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of Global Allocation or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Global Allocation, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or of the Articles of Incorporation, as amended, the by-laws, or any agreement (known to such counsel) to which Global Allocation is a party or by which Global Allocation is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Allocation of the Reorganization, except such as have been obtained under Maryland law; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Global Allocation, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Global Allocation or its stockholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Global Allocation, the unfavorable outcome of which would materially and adversely affect Global Allocation; (xi) all corporate actions

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required to be taken by Global Allocation to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions; and (xii) such opinion is solely for the benefit of that Acquired Fund and its Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Global Allocation contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Global Allocation with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Global Allocation.

(f) That the Acquired Funds shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of the Acquired Funds to Global Allocation in exchange solely for shares of Global Allocation as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, each Acquired Fund and Global Allocation will be deemed to be a “party” to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to an Acquired Fund as a result of the asset transfer solely in exchange for Global Allocation shares or on the distribution of the Global Allocation stock to stockholders of the Acquired Fund under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to Global Allocation on the receipt of assets of an Acquired Fund in exchange for Global Allocation shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Acquired Fund on the receipt of Corresponding Shares of Global Allocation in exchange for their shares of the Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Acquired Fund’s assets in the hands of Global Allocation will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Allocation received by the stockholders of the Acquired Fund in the Reorganization will be equal to the tax basis of the shares of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Global Allocation will be determined by including the period for which such stockholder held the Acquired Fund shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Allocation’s holding period with respect to the Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; and (ix) pursuant to Section 381(a) of the Code and regulations thereunder, Global Allocation will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by Global Allocation and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to that Acquired Fund and its counsel.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Allocation, contemplated by the Commission.

(i) That the Acquired Fund shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to it, to the effect that (i) they are independent public accountants with respect to Global Allocation within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Allocation included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and

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the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Allocation included in the N-14 Registration Statement, and inquiries of certain officials of Global Allocation responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Allocation appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Allocation or from schedules prepared by officials of Global Allocation having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to that Acquired Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Allocation or would prohibit the Reorganization with respect to that Acquired Fund.

(k) That Acquired Fund shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Opportunity, or Clifford Chance Rogers & Wells LLP, as counsel to Asset Income and Asset Growth, deem reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, with respect to that Acquired Fund provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

11. Global Allocation Conditions.

The obligations of Global Allocation hereunder with respect to each Acquired Fund shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of that Acquired Fund and by the affirmative vote of the holders of a majority of the shares of common stock of that Acquired Fund issued and outstanding and entitled to vote thereon, voting together as a single class; and that such Acquired Fund shall have delivered to Global Allocation a copy of the resolution approving this Agreement adopted by that Acquired Fund’s Board of Directors, and a certificate setting forth the vote that Acquired Fund’s stockholders obtained, each certified by the Secretary of that Acquired Fund.

(b) That Acquired Fund shall have furnished to Global Allocation a statement of its assets and liabilities, with values determined as provided in Section 6 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Acquired Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquired Fund since the date of such Acquired Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in the Acquired Fund Investments of that Acquired Fund since that date or changes in the market value of the Acquired Fund Investments of that Acquired Fund.

(c) That Acquired Fund shall have furnished to Global Allocation a certificate signed by such Fund’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

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 (d) That Acquired Fund shall have delivered to Global Allocation a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of the Acquired Fund for the period ended January 31, 2000 with respect to Global Opportunity, December 31, 1999 with respect to Asset Income and August 31, 1999 with respect to Asset Growth (which returns were prepared and filed by the respective Acquired Fund), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from February 1, 2000 with respect to Global Opportunity, January 1, 2000 with respect to Asset Income and September 1, 1999 with respect to Asset Growth, to and including the Exchange Date and for any taxable year of such Acquired Fund ending upon the liquidation of that Acquired Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from February 1, 2000 with respect to Global Opportunity, January 1, 2000 with respect to Asset Income and September 1, 1999 with respect to Asset Growth, to and including the Exchange Date and for any taxable year of that Acquired Fund ending upon the liquidation of such Acquired Fund or that such Acquired Fund would not continue to qualify as a regulated investment company for Federal income tax purposes.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That with respect to Global Opportunity, Global Allocation shall have received an opinion of Brown & Wood LLP, as counsel to Asset Builder, in form and substance satisfactory to Global Allocation and dated the Exchange Date, to the effect that (i) Asset Builder is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by Asset Builder, represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or of the Articles of Incorporation, as amended, the by-laws, or any agreement (known to such counsel) to which Asset Builder is a party or by which Global Opportunity is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) Asset Builder has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Asset Builder will have duly transferred such assets and liabilities in accordance with this Agreement; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Opportunity of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws and Maryland law; (vi) the proxy statement of Asset Builder contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder insofar as those requirements relate to information regarding Asset Builder and Global Opportunity; (vii) the descriptions in the proxy statement contained in the N-14 Registration Statement of statutes, legal and governmental proceedings insofar as those requirements relate to information regarding Asset Builder and Global Opportunity and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Asset Builder, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Asset Builder, or its stockholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against

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Asset Builder, the unfavorable outcome of which would materially and adversely affect Asset Builder; (xi) all corporate actions required to be taken by Asset Builder to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions; and (xii) such opinion is solely for the benefit of Global Allocation and its Directors and officers. Such opinion also shall state that (a) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (b) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Asset Builder or Global Opportunity contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Asset Builder with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Asset Builder.

(g) That Global Allocation shall have received an opinion of Brown & Wood LLP, as Maryland counsel to both Asset Income and Asset Growth, as to Maryland law in form satisfactory to Global Allocation and dated the Exchange Date, to the effect that (i) each of Asset Income and Asset Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by each of Asset Income and Asset Growth, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) Asset Growth and Asset Income each has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with this Agreement, Asset Growth and Asset Income will each have duly transferred such assets and liabilities in accordance with this Agreement; (iv) the execution and delivery of this Agreement by Asset Growth and Asset Income do not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or of the Articles of Incorporation, as amended, or the by-laws, as amended, of such Fund (v) to the best of counsel’s knowledge no consent, approval, authorization or order of any Maryland court or governmental authority is required for the consummation by Asset Income or Asset Growth of the Reorganization, except such as have been obtained under Maryland law; (vi) all corporate actions required to be taken by Asset Growth or Asset Income to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions; and (vii) such opinion is solely for the benefit of Global Allocation and its Directors and officers. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Asset Income or Asset Growth with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of Asset Income or Asset Growth.

(h) That Global Allocation shall have received an opinion of Clifford Chance Rogers & Wells LLP, as counsel to both Asset Income and Asset Growth, in form satisfactory to Global Allocation and dated the Exchange Date, to the effect that (i) upon consummation of the Reorganization in accordance with the terms of this Agreement, each of Asset Income and Asset Growth will have duly transferred its assets and liabilities in accordance with this Agreement; (ii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by Asset Income or Asset Growth of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iii) the proxy statement of Asset Growth and Asset Income contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder insofar as those requirements relate to information regarding Asset Income or Asset Growth; (iv) insofar as those requirements relate to information regarding Asset Income or Asset Growth, the descriptions in the proxy statement contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and

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contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of Asset Income or Asset Growth of a character required to be described in the
N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) neither Asset Income nor Asset Growth, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Asset Income or Asset Growth, or their respective stockholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Asset Income or Asset Growth, the unfavorable outcome of which would materially and adversely affect Global Allocation; and (viii) such opinion is solely for the benefit of Global Allocation and its Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto insofar as it relates to Asset Income or Asset Growth contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Asset Income or Asset Growth contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Asset Income or Asset Growth contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance Rogers & Wells LLP may state that it is relying on certificates of officers of Asset Income and Asset Growth with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Asset Income and Asset Growth and on the opinion of Brown & Wood LLP as to matters of Maryland law.

(i) That Global Allocation shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 10(f) of this Agreement.

(j) With respect to each Acquired Fund, that Global Allocation shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Global Allocation, to the effect that (i) they are independent public accountants with respect to that Acquired Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of that Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Acquired Fund and Global Allocation and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of the Acquired Fund included in the N-14 Registration Statement, and inquiries of certain officials of the Acquired Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Allocation and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Acquired Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of such Acquired Fund or from schedules prepared by officials of such Acquired Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

I-17

(k) That the Acquired Fund Investments of that Acquired Fund to be transferred to Global Allocation shall not include any assets or liabilities which Global Allocation, by reason of charter limitations or otherwise, may not properly acquire or assume.

(l) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of that Acquired Fund, contemplated by the Commission.

(m) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to that Acquired Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Reorganization with respect to that Acquired Fund.

(n) That Global Allocation shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Allocation, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization with respect to that Acquired Fund, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(o) That all proceedings taken by that Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Allocation.

(p) That prior to the Exchange Date, that Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

12. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization with respect to an Acquired Fund abandoned at any time (whether before or after adoption thereof by the stockholders of that Acquired Fund) prior to the Exchange Date, or the Exchange Date may be postponed with respect to that Reorganization, (i) by mutual consent of the Boards of Directors of Global Allocation and that Acquired Fund; (ii) by the Board of Directors of the Acquired Fund if any condition of that Acquired Fund’s obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Allocation if any condition of Global Allocation’s obligations with respect to that Reorganization set forth in Section 11 of this Agreement has not been fulfilled or waived by such Board.

 (b) If the transactions contemplated by this Agreement with respect to the Reorganization of an Acquired Fund have not been consummated by December 31, 2000, this Agreement automatically shall terminate on that date with respect to that Acquired Fund, unless a later date is mutually agreed to by the Boards of Directors of Global Allocation and that Acquired Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof with respect to the Reorganization of an Acquired Fund, the same shall become void and have no further effect, and there shall not be any liability on the part of Global Allocation and that Acquired Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1, 2, 3 and 4 of this Agreement relating to Global Allocation and each of the Acquired Funds shall expire with, and be terminated by, the consummation of the Reorganization with respect to that Acquired Fund, and neither Global Allocation or that

I-18

Acquired Fund nor any of its officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date for that Reorganization. This provision shall not protect any officer, director or trustee, agent or stockholder of any Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement relating to the Reorganization of an Acquired Fund shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Global Allocation and that Acquired Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of Global Allocation to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Acquired Fund prior to the meeting at which that Reorganization shall have been approved, as to that Reorganization this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

13. Indemnification.

(a) Each Acquired Fund hereby agrees severally to indemnify and hold Global Allocation harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Global Allocation may incur or sustain by reason of the fact that (i) Global Allocation shall be required to pay any corporate obligation of such Acquired Fund, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against such Acquired Fund which were omitted or not fairly reflected in the financial statements to be delivered to Global Allocation in connection with the Reorganization of that Acquired Fund; (ii) any representations or warranties made by such Acquired Fund in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of such Acquired Fund has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of that Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Acquired Fund by Global Allocation or the other Acquired Funds.

(b) Global Allocation hereby agrees to indemnify and hold each Acquired Fund harmless severally from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which such Acquired Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by Global Allocation in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Global Allocation has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Global Allocation by the Acquired Fund seeking indemnification.

(c) In the event that any claim is made against Global Allocation in respect of which indemnity may be sought by Global Allocation from an Acquired Fund under Section 13(a) of this Agreement, or in the event that any claim is made against an Acquired Fund in respect of which indemnity may be sought by such Acquired Fund from Global Allocation under Section 13(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice

I-19

hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between the Acquired Fund seeking indemnification and Global Allocation that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 13, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

14. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Global Allocation will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. (OR ITS STATUTORY SUCCESSOR) (THE “FUND”) OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Global Allocation’s transfer agent with respect to such shares. Each Acquired Fund will provide Global Allocation on the Exchange Date with the name of any stockholder who is to the knowledge of such Acquired Fund an affiliate of that Acquired Fund on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization of each Acquired Fund, constitutes the only understanding with respect to that Reorganization, may not be changed except by a letter of agreement signed by each party to that Reorganization and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended and supplemented, of each Fund are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

	MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
	By:	/s/ Terry K. Glenn

Attest:
/s/ Barbara G. Fraser Secretary

MERRILL LYNCH ASSET INCOME FUND, INC.
By:	/s/ Terry K. Glenn

Attest:
/s/ Barbara G. Fraser Secretary

MERRILL LYNCH ASSET GROWTH FUND, INC.
By:	/s/ Terry K. Glenn

Attest:
/s/ Barbara G. Fraser Secretary

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
By:	/s/ Terry K. Glenn

Attest:
/s/ Phillip S. Gillespie Secretary

I-21

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH ASSET GROWTH FUND, INC.
MERRILL LYNCH ASSET INCOME FUND, INC.
THE GLOBAL OPPORTUNITY PORTFOLIO OF
MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement and Prospectus of Merrill Lynch Asset Growth Fund, Inc. (“Asset Growth”), Merrill Lynch Asset Income Fund, Inc. (“Asset Income”), the Global Opportunity Portfolio (“Global Opportunity”) of Merrill Lynch Asset Builder Program, Inc. (“Asset Builder”) and Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation”) dated March 22, 2000 (the “Joint Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Allocation at 1-800-456-4587, ext. 123, or by writing to Global Allocation at the above address. This Statement of Additional Information has been incorporated by reference into the Joint Proxy Statement and Prospectus.

Further information about Global Allocation is contained in and incorporated by reference to its Statement of Additional Information, dated February 1, 2000 which is incorporated by reference into this Statement of Additional Information. Global Allocation’s Statement of Additional Information accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Asset Growth, Asset Income, Global Opportunity and Global Allocation, other material incorporated by reference and other information regarding Asset Growth, Asset Income, Global Opportunity and Global Allocation.

The date of this Statement of Additional Information is March 22, 2000.

TABLE OF CONTENTS

General Information	2
Financial Statements	2

GENERAL INFORMATION

 The stockholders of Asset Growth, Asset Income and the Global Opportunity Portfolio of Asset Builder (“Global Opportunity”), are each being asked to approve the acquisition of substantially all of the assets of Asset Growth, Asset Income and Global Opportunity, and the assumption of substantially all of the liabilities of Asset Growth, Asset Income and Global Opportunity by Global Allocation in exchange solely for an equal aggregate value of shares of Global Allocation (each, a “Reorganization”). Global Allocation is an open-end management investment company organized as a Maryland corporation. Special Meetings of Stockholders of Asset Growth, Asset Income and Global Opportunity to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on April 26, 2000, at 9:45 a.m. a.m., Eastern time (Asset Growth) 9:15 a.m. Eastern time (Asset Income) and 10:15 a.m. Eastern time (Global Opportunity).

For detailed information about each Reorganization, stockholders of Asset Growth, Asset Income and Global Opportunity should refer to the Joint Proxy Statement and Prospectus. For further information about Global Allocation, stockholders should refer to Global Allocation’s Statement of Additional Information, dated February 1, 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

 In accordance with Part B, Item 14(a) of Form N-14, pro forma financial statements reflecting consummation of each Reorganization have not been prepared since the net asset value of Asset Growth, Asset Income and Global Opportunity, neither individually nor in the aggregate, exceeds 10% of Global Allocation’s net asset value as of February 29, 2000.

Global Allocation

Audited financial statements and accompanying notes for the fiscal year ended October 31, 1999, and the independent auditor’s report thereon, dated December 16, 1999, of Global Allocation are incorporated by reference from Global Allocation’s Annual Report to Stockholders.

Asset Growth

 Audited financial statements and accompanying notes for the fiscal year ended August 31, 1999, and the independent auditor’s report thereon, dated October 7, 1999, of Asset Growth, are incorporated by reference from Asset Growth’s Annual Report to Stockholders.

Asset Income

Audited financial statements and accompanying notes for the fiscal year ended December 31, 1999, and the independent auditor’s report thereon, dated February 14, 2000, of Asset Income, are incorporated by reference from Asset Income’s Annual Report to Stockholders.

Global Opportunity

Audited financial statements and accompanying notes for the fiscal year ended January 31, 1999, and the independent auditor’s report thereon, dated March 19, 1999, of Global Opportunity, are incorporated by reference from Asset Builder’s Annual Report to Stockholders. Unaudited financial statements and accompanying notes for the six months ended July 31, 1999 of Global Opportunity are incorporated by reference from Asset Builder’s Semi-Annual Report to Stockholders.

PART C

OTHER INFORMATION

Item 15. Indemnification.

     Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s
By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will,

C-1

unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

1(a) —	Articles of Incorporation of the Registrant, dated June 7, 1988.(a)
1(b) —	Articles of Amendment to Articles of Incorporation of the Registrant, dated November 28, 1988.(a)
1(c —	Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 7, 1992. (a)
1(d) —	Articles Supplementary to the Articles of Incorporation of the Registrant. Dated July 13, 1993.(d)
1(e) —	Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 16, 1993.(d)
1(f) —	Articles of Amendment to the Articles of Incorporation of the Registrant, dated October 17, 1994.(b)
1(g) —	Articles Supplementary tot he Articles of Incorporation of the Registrant, dated October 17, 1994.(b)
1(h) —	Articles Supplementary to the Articles of Incorporation of the Registrant, Dated September 9, 1996.(d)
1(i) —	Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 6, 1996 (including Certificate of Correction dated February 19, 1997 filed with respect thereto).(d)
1(j) —	Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 12, 1997.(h)
2 —	By-Laws of the Registrant.(c)
3	Not applicable.
4	Form of Agreement and Plan of Reorganization between the Registrant, Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc. and Merrill Lynch Asset Income Fund, Inc.(j)
5	Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation, as amended and supplemented, and the By-Laws of the Registrant defining rights of Shareholders.(e)
6(a) —	Management Agreement between the Registrant and Merrill Lynch Asset Management, Inc., dated December 13, 1988.(c)
6(b)	Supplement to Management Agreement between the Registrant and Merrill Lynch Asset Management LP, dated January 3, 1994.(f)
6(c)	Sub-Advisory Agreement between Merrill Lynch Asset Management LP and Merrill Lynch Asset Management U.K. Limited dated January 18, 1989.(c)
7(a) —	Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc. (now known as Princeton Funds Distributor, Inc.) (the “Distributor”).(f)
7(b) —	Class B Shares Distribution Agreement between the Registrant and the Distributor.(e)
7(c) —	Class C Shares Distribution Agreement between the Registrant and the Distributor.(f)
7(d) —	Class D Shares Distribution Agreement between the Registrant and the Distributor.(f)
8 —	None.
9 —	Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(c)
10(a)	Amended and Restated Class B Shares Distribution Plan and Class B Shares Distribution Plan Sub-Agreement of the Registrant. (a)
10(b) —	Form of Class C Shares Distribution Plan and Class C Shares Distribution Plan Sub-Agreement of the Registrant.(f)
10(c) —	Form of Class D Shares Distribution Plan and Class D Shares Distribution Plan Sub-Agreement of the Registrant.(f)
10(d) —	Merrill Lynch Select PricingSM System Plan pursuant to Rule l8f-3.(g)
11 —	Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
12 —	Private Letter Ruling from the Internal Revenue Service.(i)

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13 —	Not applicable.
14(a) —	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14(b) —	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Builder Program, Inc.
14(c)	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Growth Fund, Inc.
14(d)	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Income Fund, Inc.
15 —	Not applicable.
16 —	Power of Attorney.(k)
17(a) —	Prospectus dated February 1, 2000, and Statement of Additional Information dated February 1, 2000, of Merrill Lynch Global Allocation Fund, Inc.
17(b) —	Annual Report to Stockholders of the Registrant.
17(c) —	Annual Report to Stockholders of Merrill Lynch Asset Growth Fund, Inc.
17(d) —	Annual Report to Stockholders of Merrill Lynch Asset Income Fund, Inc.
17(e) —	Annual Report to Stockholders of Merrill Lynch Asset Builder Program, Inc.
17(f) —	Semi-Annual Report to Stockholders of Merrill Lynch Asset Builder Program, Inc.
17(g) —	Forms of Proxy.

(a)	Filed on February 24, 1994 as an Exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 33-22462) under the Securities Act of 1933 (the “Registration Statement”).
(b)	Filed on February 27, 1995 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(c)	Filed on February 27, 1996, as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(d)	Filed on February 25, 1997, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(e)	Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Sections 2, 3, 5 and 6), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 1(g), 1(h), 1(i) and 1(j) to this Registration Statement, and Article II, Article III (Sections 1, 3, 5, 6 and 17), Article IV (Section I), Article V (Section 7), Article VI, Article XII, Article XIII, and Article XIV of the Registrant’s By-Laws filed as Exhibit 2 to the Registration Statement.
(f)	Filed on October 18, 1994, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.
(g)	Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(h)	Filed on February 12, 1998, as an Exhibit to Post-Effective Amendment No.12 to the Registration Statement.
(i)	To be filed by amendment.
(j)	Included as Exhibit 1 to the Proxy Statement and Prospectus contained in this Registration Statement.
(k)	Included on the signature page of the Registration Statement on Form N-14 filed on January 27, 2000 and incorporated herein by reference.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

C-3

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 22nd day of March, 2000.

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. (Registrant)
By /s/ DONALD C. BURKE (Donald C. Burke)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
TERRY K. GLENN * (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

CHARLES C. REILLY*	Director
(Charles C. Reilly)

RICHARD R. WEST*	Director
(Richard R. West)

/s/ ARTHUR ZEIKEL*	Director
(Arthur Zeikel)

EDWARD D. ZINBARG*	Director
(Edward D. Zinbarg)

*By: /s/ DONALD C. BURKE	Director	March 22, 2000
Donald C. Burke, Attorney-in-Fact

C-4

EXHIBIT INDEX

Exhibit Number			Description
11		—	Opinion and Consent of Brown &Wood LLP, counsel for the registrant.
14	(a)	—	Consent of Deloitte &Touche LLP, independent auditors for Registrant.
14	(b)	—	Consent of Deloitte &Touche LLP, independent auditors for Merrill Lynch Asset Builder Program, Inc.
14	(c)	—	Consent of Deloitte &Touche LLP, independent auditors for Merrill Lynch Asset Growth Fund, Inc.
14	(d)	—	Consent of Deloitte &Touche LLP, independent auditors for Merrill Lynch Asset Income Fund, Inc.
17	(a)	—	Prospectus dated February 1, 2000, and Statement of Additional Information dated February 1, 2000, of Merrill Lynch Global Allocation Fund, Inc.
17	(b)	—	Annual Report to Stockholders of the Registrant.
17	(c)	—	Annual Report to Stockholders of Merrill Lynch Asset Growth Fund, Inc.
17	(d)	—	Annual Report to Stockholders of Merrill Lynch Asset Income Fund, Inc.
17	(e)	—	Annual Report to Stockholders of Merrill Lynch Asset Builder Program, Inc.
17	(f)	—	Semi-Annual Report to Stockholders of Merrill Lynch Asset Builder Program, Inc.
17	(g)	—	Forms of Proxy.